UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Williams-Sonoma, Inc.

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3250 Van Ness Avenue
San Francisco, California 94109
www.williams-sonomainc.com
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Meeting Date and Time	Virtual Meeting	Record Date
Wednesday, June 18, 2026, 8:30 a.m. Pacific Time	Virtual meeting via live webcast. Registration is required online at register.proxypush.com/wsm.	You may vote if you were a stockholder of record as of the close of business on April 21, 2026.
The 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Williams-Sonoma, Inc., or the Company, we or us, will be held as a virtual-only meeting on June 18, 2026 at 8:30 a.m. Pacific Time. The Notice of Internet Availability of Proxy Materials will be mailed, and the attached proxy statement is being made available, to our stockholders beginning on or about May 6, 2026.
Agenda
At the Annual Meeting, stockholders will be asked to vote on the following proposals:

PROPOSAL	BOARD VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Management Proposals
The election of our Board of Directors	FOR each Director	1
An advisory vote on executive compensation	FOR	27
The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027	FOR	69
Stockholders may also transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.
This Proxy Statement and our Annual Report on Form 10-K are available at our website at ir.williams-sonomainc.com/financial-reports-page.
Other Important Information
The platform for the virtual Annual Meeting includes functionality that affords validated stockholders substantially the same meeting participation rights and opportunities they would have at an in-person meeting. Stockholders who attend the Annual Meeting by following the instructions below will have the opportunity to vote and submit questions or comments electronically during the Annual Meeting.
Access and Log-in Instructions for Virtual Annual Meeting
Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on April 21, 2026, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the Annual Meeting. You will not be able to attend the Annual Meeting in person.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page i

Notice of 2026 Annual Meeting of Stockholders
To virtually attend the Annual Meeting, you must register at register.proxypush.com/wsm. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, June 18, 2026, stockholders may begin to log in 15 minutes prior to the start of the Annual Meeting. The Annual Meeting will begin promptly at 8:30 a.m. Pacific Time.
How Beneficial Owners May Participate in the Virtual Annual Meeting
If you hold your shares beneficially in the name of a bank, broker or other nominee (referred to as holding shares “in street name”), to attend and submit questions at the virtual Annual Meeting, you must obtain a control number in advance. This is a different number than what is on your voting instruction form. To obtain a control number, follow the instructions provided by your bank, broker or other nominee. Once you have your new control number, please follow the steps set forth above to access the virtual Annual Meeting.
If you hold your shares in street name, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote at the Annual Meeting, you must register in advance at www.proxydocs.com/wsm. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.
List of Stockholders
The names of stockholders of record entitled to vote will also be available for inspection by stockholders of record for 10 days prior to the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109 to arrange for electronic access to the stockholder list.
YOUR VOTE IS IMPORTANT
Instructions for submitting your proxy are provided in the Notice of Internet Availability of Proxy Materials, the Proxy Statement and your proxy card. It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials. Please submit your proxy through the Internet, by telephone or by completing the enclosed proxy card and returning it in the enclosed envelope. You may revoke your proxy at any time prior to its exercise at the virtual Annual Meeting.

By Order of the Board of Directors

David King
Secretary
May 6, 2026

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page ii

Proxy Summary
This summary highlights selected information in this proxy statement. Please review the entire proxy statement before voting.
Voting Items
Proposal 1: Election of Directors

Our eight continuing directors are experienced leaders who bring a mix of qualifications, attributes and skills relevant to our business and strategy.
The Board recommends a vote “FOR” each director nominee.
Director Nominees	Position	Independence	Age	Director Since
Laura Alber	Chief Executive Officer, President, and Director	Not Independent	57	2010
Esi Eggleston Bracey	Director	Independent	55	2021
Andrew Campion	Director	Independent	54	2024
Scott Dahnke	Board Chair	Independent	60	2019
Anne Finucane	Director	Independent	73	2021
Arianna Huffington	Director	Independent	75	2024
William Ready	Director	Independent	46	2020
Frits van Paasschen	Director	Independent	65	2017

Demographics
Age	Tenure as of the Annual Meeting	Diversity
50% of directors are gender and/or racially diverse 4 directors are Female 1 director is African American

Skills and Experience
Capital Markets (Three out of Eight)	Government Relations/Public Policy (Three out of Eight)	Retail (Six out of Eight)
Public Company Executive (Seven out of Eight)	Growth & Corporate Strategy (Eight out of Eight)	Supply Chain (Four out of Eight)
Consumer Goods/Merchandising (Five out of Eight)	International (Eight out of Eight)	Sustainability (Six out of Eight)
Financial (Seven out of Eight)	Marketing & Brand Building (Eight out of Eight)	Technology (Four out of Eight)

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page iii

Proxy Summary

Proposal 2: Advisory Vote to Approve Executive Compensation

Our executive officer compensation program is constructed to attract, retain and motivate a highly qualified executive team to support our primary objective of creating long-term value for stockholders, while maintaining direct links between executive pay, individual performance, the Company’s financial performance and stockholder returns.	The Board recommends a vote “FOR” the approval of the compensation of our named executive officers, as described in this proxy statement.
2025 Financial Performance
Key financial performance highlights for the fiscal year ended February 1, 2026, or fiscal 2025, include:
•Comparable brand revenue of +3.5%.
•Gross margin of 46.2%.
•Operating income of $1.42 billion, with an operating margin of 18.1%.
•Record diluted earnings per share, or EPS, of $8.84.
•Return on invested capital, or ROIC, of 42.3%(1), and Adjusted ROIC of 51.6%(1), both significantly higher than our peer group average.
•Operating cash flow of $1.3 billion.
•Three-year total stockholder returns, or TSR, of 241%(2), significantly exceeding both our peer group (22%) and the S&P 500 Index (70%).
•Five-year TSR of 249%(2), significantly exceeding both our peer group (-26%) and the S&P 500 Index (87%).

(1) See Appendix A for the calculation of ROIC and Adjusted ROIC.
(2) TSR calculated as of February 1, 2026.
CEO Target Pay Mix Other NEO Target Pay Mix

Strong Say on Pay Support
Last year’s say-on-pay proposal was approved by approximately 85% of stockholder votes cast. As a result of our Say on Pay vote, as well as feedback from our stockholder outreach and engagement, the Compensation Committee retained its general approach to executive compensation and continued to apply the same general pay-for-performance principles and philosophy as in prior fiscal years.

Proposal 3: Ratification of the Selection of Independent Registered Public Accounting Firm

Based on the Audit and Finance Committee’s assessment of the qualifications and performance of Deloitte & Touche LLP, the Board believes that the retention of Deloitte & Touche LLP for the fiscal year ending January 31, 2027 is in our best interests and the best interests of our stockholders.
The Board recommends a vote “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page iv

PROPOSAL 1: Election of Directors
Upon the recommendation of our Nominations, Corporate Governance and Social Responsibility Committee, our Board of Directors, or the Board, and each member, or a Director, has nominated the persons set forth in the tables below, each to serve on our Board for a one-year term until the 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Our Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director. However, if any nominee will not serve or for good cause is unable to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size.
There are no family or special relationships between any director nominee or executive officer and any other director nominee or executive officer. There are no arrangements or understandings between any director nominee or executive officer and any other person pursuant to which he or she has been or will be selected as our director and/or executive officer.

Director Nominees	Position	Independence	Age	Director Since
Laura Alber	Chief Executive Officer, President, and Director	Not Independent	57	2010
Esi Eggleston Bracey	Director	Independent	55	2021
Andrew Campion	Director	Independent	54	2024
Scott Dahnke	Board Chair	Independent	60	2019
Anne Finucane	Director	Independent	73	2021
Arianna Huffington	Director	Independent	75	2024
William Ready	Director	Independent	46	2020
Frits van Paasschen	Director	Independent	65	2017

Required Vote for this Proposal
The election of each director nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to each nominee. The number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee for the nominee to be elected as a director to serve until the next annual meeting and until his or her successor has been elected and qualified.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 1

Nominee Selection Process
The Board is responsible for selecting its nominees for election to the Board. Our Board has delegated the screening process involved to the Nominations, Corporate Governance and Social Responsibility Committee, which is responsible for identifying individuals qualified to become Board members, consistent with criteria approved by the Board.
The Nominations, Corporate Governance and Social Responsibility Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the Board for selection, as director nominees are as follows:
•The Nominations, Corporate Governance and Social Responsibility Committee periodically reviews the current composition and size of the Board;
•The Nominations, Corporate Governance and Social Responsibility Committee manages the annual self-assessment of the Board as a whole and considers the performance and qualifications of individual members of the Board when recommending individuals for election or re-election to the Board;
•The Nominations, Corporate Governance and Social Responsibility Committee reviews the qualifications of any candidates who have been properly recommended by stockholders, as well as those candidates who have been identified by management, individual members of the Board or, if it deems appropriate, a search firm, which review may include a review solely of information provided to it or discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems appropriate;
•In evaluating the qualifications of candidates for the Board, the Nominations, Corporate Governance and Social Responsibility Committee considers many factors, including issues of character, judgment, independence, financial expertise, industry experience, range of experience, and other commitments. The Committee values diversity but does not assign any particular weight or priority to diversity and does not maintain any diversity policy. The Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. Further, while the Committee has not established specific minimum qualifications for director candidates, it believes that candidates and nominees must be suitable for a Board that is composed of directors (i) a majority of whom are independent; (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet the requirements of all applicable rules;
•In evaluating and identifying candidates, the Nominations, Corporate Governance and Social Responsibility Committee has the sole authority to retain and terminate any third-party search firm that is used to identify director candidates and the sole authority to approve the fees and retention terms of any search firm;
•After such review and consideration, the Nominations, Corporate Governance and Social Responsibility Committee recommends to the Board the slate of director nominees; and
•The Nominations, Corporate Governance and Social Responsibility Committee endeavors to notify, or cause to be notified, all director candidates of the decision as to whether to nominate individuals for election to the Board.
Regardless of whether the nominee is recommended by a stockholder, management or a search firm, the Nominations, Corporate Governance and Social Responsibility Committee will evaluate nominees for director in the same manner.

Stockholder Recommendations
The Nominations, Corporate Governance and Social Responsibility Committee will consider recommendations from stockholders regarding possible director candidates for election at next year’s annual meeting. Pursuant to our Stockholder Recommendations Policy, the Nominations, Corporate Governance and Social Responsibility Committee considers recommendations for candidates to the Board from stockholders holding no fewer than 500 shares of the Company’s common stock continuously for at least six months prior to the date of the submission of the recommendation.
A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. The recommendation must include: (i) the candidate’s name, home and business contact information; (ii) detailed biographical data and qualifications of the candidate; (iii) information regarding any relationships between the candidate and the Company within the last three years; (iv) evidence of the recommending person’s ownership of Company common stock; (v) a statement from the recommending stockholder in support of the candidate; and (vi) a written indication by the candidate of his or her willingness to serve if elected.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 2

A stockholder that desires to recommend a person directly for election to the Board at the Company’s annual meeting must also meet the deadlines and other requirements set forth in the Company’s Restated Bylaws, each of which are described in the “Stockholder Proposals” section on page 75.
Each director nominated in this Proxy Statement was recommended for election to the Board by the Nominations, Corporate Governance and Social Responsibility Committee. The Board did not receive any director nominee recommendations from any stockholder in connection with this Proxy Statement.

Board Diversity and Experience
The Nominations, Corporate Governance and Social Responsibility Committee is responsible for periodically considering and reviewing with the Board the appropriate skills and characteristics required of prospective Board members in light of the then-current composition of the Board. The information below relates to our director nominees.

DIVERSITY	50% of Directors are gender and/or racially diverse 4 Directors are Female 1 Director is African American	TENURE AS OF THE ANNUAL MEETING 1 to 3 Years ■■ 4 to 6 Years ■■■ 7 or More Years ■■■
AGE 60 or less ■■■■ Between 60 and 70 ■■ Greater than 70 ■■

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 3

Board Skills Matrix
The matrix below summarizes what our Board believes are desirable types of experience, qualifications, attributes and skills possessed by one or more of our Directors because of their particular relevance to the Company’s business and strategy. While all of these skills were considered by the Board in connection with this year’s director nomination process, the following matrix does not encompass all experience, qualifications, attributes or skills of our Directors.

Experience/ Skills	Laura Alber (CEO)	Esi Eggleston Bracey	Andrew Campion	Scott Dahnke	Anne Finucane	Arianna Huffington	William Ready	Frits van Paasschen
Capital Markets			✓	✓	✓
Public Company Executive	✓	✓	✓	✓	✓		✓	✓
Consumer Goods/ Merchandising	✓	✓	✓	✓				✓
Financial	✓	✓	✓	✓	✓		✓	✓
Government Relations/ Public Policy					✓	✓	✓
Growth & Corporate Strategy	✓	✓	✓	✓	✓	✓	✓	✓
International	✓	✓	✓	✓	✓	✓	✓	✓
Marketing & Brand Building	✓	✓	✓	✓	✓	✓	✓	✓
Retail	✓	✓	✓	✓			✓	✓
Supply Chain	✓		✓	✓				✓
Sustainability	✓	✓	✓		✓	✓	✓
Technology	✓		✓			✓	✓

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 4

Director Independence and Renomination Considerations
Our Board has determined that the following current members of the Board satisfied the independence requirements of our “Policy Regarding Director Independence Determinations,” which is part of our Corporate Governance Guidelines: Esi Eggleston Bracey, Andrew Campion, Scott Dahnke, Anne Finucane, Arianna Huffington, William Ready and Frits van Paasschen.
Accordingly, the Board concluded that each of these individuals is independent within the meaning of the New York Stock Exchange, or NYSE, and Securities and Exchange Commission, or SEC, director independence standards, as currently in effect. Further, the Board determined that each member of our Board committees satisfied the independence requirements of the NYSE, as well as the special standards established by the SEC for members of audit committees, and the SEC and NYSE standards for compensation committee members.
In reaching these conclusions, the Board took into consideration the fact that Ms. Huffington and Mr. Ready serve as executive officers of entities that engage in ordinary course, commercial transactions with the Company, as well as additional information provided by our Directors and discussions among our officers and Directors. The Board considered these relationships in the context of the NYSE objective standards and made a subjective determination that no relationships exist that, in the opinion of the Board, would impair these Directors’ independence.
In making this determination to renominate Mr. Ready to the Board this year, the Board considered Mr. Ready’s current responsibilities as chief executive officer and as a director of Pinterest, Inc., and his role as a member of the board of directors of
Visa Inc. Our Board also considered Mr. Ready’s strong attendance and valuable contributions at Board and committee meetings. Mr. Ready’s deep understanding of technology, social media and consumer and payments spaces, along with his operational leadership background, experience in founding and growing successful companies and cybersecurity expertise also factored into the Board’s decision to renominate him. Mr. Ready consistently provides valuable input to both the Board and management on topics within his expertise. Mr. Ready also demonstrates that he is able to effectively balance his time commitments and devote sufficient time to our Board and management. Therefore, the Board concluded that Mr. Ready is an invaluable member of our Board and has recommended that Mr. Ready continue to serve on our Board.

Independent Director Nominees
■■■■■■■

7 of 8 Director Nominees are Independent

Independent Committee Leadership
Audit and Finance Committee Chair	Independent
Compensation Committee Chair	Independent
Nominations, Corporate Governance and Social Responsibility Committee Chair	Independent

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 5

Director Nominee Biographies
The following table sets forth information, as of April 21, 2026, with respect to each director nominee. We have also included information about each nominee’s specific experience, qualifications, attributes and skills that led the Board to conclude that they should serve as a Director of the Company, in light of our business and structure, at the time we file this Proxy Statement. Each director nominee furnished the biographical information set forth below.

Nominee
Laura Alber Chief Executive Officer, President, and Director, Williams-Sonoma, Inc. Age: 57 Director since 2010

Qualifications, Experience and Expertise Contributed to the Board
•Extensive retail industry, merchandising, operational, e-commerce and supply chain experience, including 30 years of experience with the Company
•Implemented successful growth strategies, including Pottery Barn Kids, Pottery Barn Bed + Bath, PBteen, Business-to-Business, and Marketplace as well as the Company’s global expansion
•Leads the Company’s sustainability and associate engagement initiatives

__________________________________________________________________

Experience
•Chief Executive Officer since 2010
•President since 2006
•President, Pottery Barn Brands, 2002 – 2006
•Executive Vice President, Pottery Barn, 2000 – 2002
•Senior Vice President, Pottery Barn Catalog and Pottery Barn Kids Retail, 1999 – 2000
__________________________________________________________________
Other Boards
U.S. Listed Companies
•Director, salesforce.com, inc. (customer relationship management software) since 2021
•Director, Fitbit, Inc. (fitness trackers), 2016 – 2021
Other
•Trustee, University of Pennsylvania Board of Trustees since 2018
__________________________________________________________________

Education
•B.A., University of Pennsylvania

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 6

Nominee
Esi Eggleston Bracey Former Chief Growth and Marketing Officer, Unilever Age: 55 Independent Director since 2021 Committee: •Member of the Audit and Finance Committee

Qualifications, Experience and Expertise Contributed to the Board
•Seasoned consumer products and beauty executive with extensive experience in general management, marketing, brand-building innovation, business transformation and leading consumer brands to growth
•Strong understanding of global retail operations and organizational development
_________________________________________________________________

Experience
•Chief Growth and Marketing Officer, Unilever (consumer goods), 2024 – 2026
•President, Unilever USA, CEO, Personal Care North America, 2022 – 2023
•Chief Operating Officer, EVP Beauty & Personal Care, Unilever North America, 2018 – 2022
•President, Consumer Beauty, Coty Inc. (cosmetics) (acquired by Procter & Gamble), 2015 – 2017
•Senior Vice President & General Manager, Global Cosmetics, Procter & Gamble (consumer goods), 2009 – 2016; other roles of increasing responsibility, 1991 – 2008
_________________________________________________________________

Other Boards
U.S. Listed Companies

•Director, Six Flags Entertainment Corporation (amusement park operator), 2020 – 2025
_________________________________________________________________

Education

•A.B., Dartmouth College

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 7

Nominee
Andrew Campion Former Chief Operating Officer, Nike Age: 54 Independent Director since 2024 Committee: •Member of the Audit and Finance Committee

Qualifications, Experience and Expertise Contributed to the Board
•Broad leadership experience as a multinational consumer-facing company executive, with extensive expertise in brand and business growth strategy development and execution, enterprise financial management, operational excellence, technology and supply chain management
•Deep understanding of global retail operations and strategic growth initiatives
•Strong experience in environmental sustainability efforts and investor relations
__________________________________________________________________

Experience
•Chairman, Unrivaled Sports (youth sports) since 2024
•Chief Operating Officer, Nike (footwear and apparel), 2020 – 2024
•Chief Financial Officer, Nike, 2015 – 2020
•Chief Financial Officer, The Nike Brand & Senior Vice President, Global Strategy, Finance, and Investor Relations, Nike, 2014 – 2015; other roles of increasing responsibility, 2007 – 2015
•Senior Vice President, Corporate Development, The Walt Disney Company (media and entertainment), 2006 – 2007; other roles of increasing responsibility, 1996 – 2006
__________________________________________________________________

Other Boards
U.S. Listed Companies
•Director, Starbucks Corporation (multinational coffeehouse chain) since 2019
•Director, Paramount Skydance Corporation (entertainment company) since 2026
Other
•Director, Vuori (apparel) since 2025
•Member, Board of Advisors, University of California, Los Angeles - Anderson School of Management and Director of the Sports Leadership and Management Program (non-profit) since 2013
•Member, Board of Directors, The Los Angeles 2028 Olympic and Paralympic Games (non-profit) since 2018
__________________________________________________________________

Education

•B.A., University of California, Los Angeles
•M.B.A., University of California, Los Angeles - Anderson School of Management
•J.D., University of San Diego School of Law
•L.L.M., Taxation, University of San Diego School of Law

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 8

Nominee
Scott Dahnke

Global CEO, L Catterton
Age: 60
Independent Director since 2019
Committees:
•Chair of the Compensation Committee
•Member of the Nominations, Corporate Governance and Social Responsibility Committee

Qualifications, Experience and Expertise Contributed to the Board
•Extensive experience building brand equity in leading consumer brands
•Substantial expertise in the global retail and consumer industry
__________________________________________________________________

Experience
•Board Chair
•Global CEO/Managing Partner, L Catterton (consumer-focused private equity) since 2003
•Managing Director, Deutsche Bank Capital Partners (private equity), 2002 – 2003
•Managing Director, AEA Investors (private equity), 1998 – 2002
•Chief Executive Officer, infoGROUP Inc. (formerly known as InfoUSA; Nasdaq-listed) (marketing), 1997 – 1998
•Principal (Partner), McKinsey & Company (management consulting), 1991 – 1997
__________________________________________________________________

Other Boards
U.S. Listed Companies
•Director, The Honest Company, Inc. (consumer products), 2018 – 2021
•Director, Vroom, Inc. (online car sales platform), 2015 – 2021
•Director, Norwegian Cruise Line Holdings Ltd. (cruise line), 2020 – 2021
•Director, Noodles & Company (restaurant), 2011 – 2019
Other
•Member, Board Advisory Council, New York Stock Exchange, since 2022
•Director, Restoration Hardware (home furnishing retailer), 2008 – 2012
__________________________________________________________________

Education

•B.S., University of Notre Dame
•M.B.A., Harvard University

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 9

Nominee
© Brigitte Lacombe

Qualifications, Experience and Expertise Contributed to the Board
•Deep expertise in financial services, strategy and marketing
•Extensive leadership experience in corporate social responsibility
__________________________________________________________________
Experience
•Senior Advisor, TPG Climate (climate-focused investments) since 2022
•Chairman of the Board, Bank of America Europe (financial services), 2018 – 2022
•Vice Chairman, Bank of America Corporation (financial services), 2015 – 2021
•Global Chief Strategy and Marketing Officer, Bank of America, 2005 – 2015
•Chief Marketing Officer, Fleet Bank (financial services, merged with Bank of America in 2004), 1995 – 2004
______________________________________________________________________________________________________________
  Other Boards
U.S. Listed Companies
•Director, CVS Health Corporation (healthcare and pharmacy) since 2011
Other
•Board Chair, Rubicon Carbon Services, LLC (carbon credits) since 2022
•Member, Bank of America Global Advisory Council since 2022
•Director, Special Olympics International (non-profit) since 2009, and Lead Director since 2024
•Director, ONE (non-profit) since 2024
•Board Chair, Oath Soil Life (soil regeneration) since 2024
____________________________________________________________________
Education
•B.A., University of New Hampshire

Anne Finucane Former Chair of the Board, Bank of America Europe Age: 73 Independent Director since 2021 Committee: •Chair of the Nominations, Corporate Governance and Social Responsibility Committee

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 10

Nominee
Arianna Huffington Founder and CEO, Thrive Global Age: 75 Independent Director since 2024 Committee: •Member of the Nominations, Corporate Governance and Social Responsibility Committee

Qualifications, Experience and Expertise Contributed to the Board
•Extensive leadership experience in both the technology and media spaces
•Strong background in brand development and corporate growth
_________________________________________________________________
Experience
•Founder and Chief Executive Officer, Thrive Global (health and productivity) since 2016
•Editor-in-Chief, The Huffington Post (media), 2005 – 2016
•Founder, The Huffington Post
•Author of 15 books, including international bestsellers Thrive and The Sleep Revolution
_____________________________________________________________________________________________________________
Other Boards
Other
•Director, Onex Corporation (investment management), 2015 – 2023
•Director, Uber Technologies, Inc. (transportation), 2016 – 2019
_________________________________________________________________
   Education

•M.A, Cambridge University

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 11

Nominee
William Ready Chief Executive Officer and Director, Pinterest, Inc. Age: 46 Independent Director since 2020 Committees: •Member of the Audit and Finance Committee •Member of the Compensation Committee

Qualifications, Experience and Expertise Contributed to the Board
•Extensive expertise in the digital commerce field, cybersecurity, technology industry and leading and scaling high growth companies
•Experience as CEO and board member of public companies
•Experience in regulated industries with meaningful government relations and public policy interaction
_________________________________________________________________
Experience
•Chief Executive Officer and Director, Pinterest, Inc. (social media company) since 2022
•President of Commerce, Google LLC (internet search company), 2020 – 2022
•Chief Operating Officer, PayPal Holdings, Inc. (digital commerce company), 2016 – 2019
•Senior Vice President, Global Head of Product and Engineering, PayPal Holdings, Inc., 2015 – 2016
•Senior Vice President, Global Head of Merchant and NextGen Commerce, PayPal Holdings, Inc., 2015
•Chief Executive Officer, Braintree (a mobile and web payment systems company, acquired by PayPal Holdings, Inc. in 2013), 2011 – 2015
_____________________________________________________________________________________________________________
Other Boards
U.S. Listed Companies
•Director, Pinterest, Inc. since 2022
•Director, Visa Inc. (payment card services company) since 2025
•Director, Automatic Data Processing, Inc. (human resources software company), 2016 – 2025
_________________________________________________________________
   Education

•B.S., University of Louisville
•M.B.A., Harvard University

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 12

Nominee

Qualifications, Experience and Expertise Contributed to the Board
•Extensive expertise in retail and hospitality, with over 10 years of experience as a CEO
•Strong understanding of global consumer and retail operations and strategy
_____________________________________________________________________________________________________________
Experience
•Author, The Disruptors’ Feast, published 2017
•President, Chief Executive Officer, Starwood Hotels and Resorts (hotels), 2007 – 2015
•President, Chief Executive Officer, Coors Brewing Company (beer), 2005 – 2007
•GM (President) Europe, Middle East & Africa, 2000 – 2004, GM (President) Americas and Africa, 1998 – 2000, Vice President Strategic Planning, 1997 – 1998, Nike Inc. (athletic footwear and apparel)
_________________________________________________________________
   Other Boards
U.S. Listed Companies
•Director, Amadeus IT Group SA (travel technology) since 2023
•Director, DSM / DSM-Firmenich (life sciences, ingredients) since 2017
•Director, Sonder Holdings Inc. (short-term rental management company), 2019 – 2025
•Director, Crown PropTech Acquisitions (special purpose acquisition company), 2021 – 2023
•Director, Barclays PLC (banking), 2013 – 2016
•Director, Starwood Hotels and Resorts (hotels), 2007 – 2015
•Director, Jones Apparel Group (apparel), 2005 – 2008
•Director, Oakley, Inc. (optics products), 2005 – 2007
Other
•Director, JCrew Group, Inc. (retailer) since 2020
•Director, CitizenM Hotels (hotels) since 2017
•Chair, Convene (real estate services) 2018 – 2022
•Chair, Supervisory Board, Apollo Hotels (hotels), 2016 – 2018
_________________________________________________________________
Education
•B.A., Amherst College
•M.B.A., Harvard University

Frits van Paasschen

Former President, Chief Executive Officer, Starwood Hotels and Resorts

Age: 65

Independent Director since 2017

Committees:
•Chair of the Audit and Finance Committee
•Member of the Compensation Committee

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 13

CORPORATE GOVERNANCE
Corporate Governance Highlights
The Board is committed to governance practices that promote long-term stockholder value and strengthen Board and management accountability to our stockholders, customers and other stakeholders. The following table highlights many of our key governance practices.

✓    Active and ongoing stockholder engagement
✓    Independent Board Chair
✓    Regular Board and committee refreshments with a range of tenures
✓    Diverse Board that provides a range of viewpoints
✓    Annual election of all directors
✓    All Directors are independent except the CEO
✓    Majority voting for Directors (in uncontested elections)
✓    Fully independent Board committees
✓    12-year director term limit for non-employee Directors

✓    Proxy access rights
✓    Significant share ownership requirements for senior executives and directors
✓    Robust Business Code of Conduct and Ethics
✓    Annual Board and committee performance evaluations
✓    No multi-class voting stock or non-voting stock
✓    Director access to experts and advisors, both internal and external
✓    Regular meetings of independent Board members

Board Leadership Structure
We currently separate the positions of Chief Executive Officer and Board Chair. Mr. Dahnke, an independent Director, has served as our Board Chair since June 2020. Our Corporate Governance Guidelines provide that in the event that the Board Chair is not an independent Director, the Board shall elect a Lead Independent Director. As Mr. Dahnke is an independent Director, we have not appointed a separate Lead Independent Director.
Separating the positions of Chief Executive Officer and Board Chair maximizes the Board’s independence and aligns our leadership structure with current trends in corporate governance best practices. Our Chief Executive Officer is responsible for day-to-day leadership and for setting the strategic direction of the Company, while the Board Chair provides independent oversight and advice to our management team, and presides over Board meetings.

Board Responsibilities
The primary responsibilities of the Board are oversight, counseling and direction to the management of the Company in the interest and for the benefit of the Company’s stockholders. The Board’s detailed responsibilities include:

Oversight of Executive Compensation	Leadership Succession Planning	Oversight of Strategy
Selecting, regularly evaluating the performance of and approving the compensation of the Chief Executive Officer and other senior executives.	Planning for succession with respect to the position of Chief Executive Officer and monitoring management’s succession planning for other senior executives.	Reviewing and, where appropriate, approving the Company’s major strategic initiatives, plans and actions.

Financial Oversight	Oversight of Management	Financial Controls and Reporting
Reviewing and, where appropriate, approving the Company’s major financial objectives, operating plans and actions.	Overseeing the conduct of the Company’s business to evaluate whether the business is being properly managed.	Supervising the processes for maintaining the integrity of the Company with respect to its financial statements and other public disclosures, and compliance with law and ethics.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 14

Responsibilities of the CEO
The Board has delegated to the Chief Executive Officer, working with the other executive officers of the Company, the authority and responsibility for managing the business of the Company in a manner consistent with the standards and practices of the Company, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.

The Board and Its Committees
Our Board has three standing committees: the Audit and Finance Committee, the Compensation Committee and the Nominations, Corporate Governance and Social Responsibility Committee. Each committee operates under a written charter adopted by the Board. The committee charters are each available on the Company’s website at ir.williams-sonomainc.com/governance and are also available in print to any stockholder upon request.
The following table sets forth the members of each committee as of April 21, 2026 and the number of meetings held during fiscal year ended February 1, 2026, or fiscal 2025.

▲Chair ●Member

Board Members	Independent	Audit and Finance	Compensation	Nominations, Corporate Governance and Social Responsibility
Laura Alber (CEO)	No
Esi Eggleston Bracey	Yes	●
Andrew Campion	Yes	●
Scott Dahnke	Yes		▲	●
Anne Finucane	Yes			▲
Arianna Huffington	Yes			●
William Ready	Yes	●	●
Frits van Paasschen	Yes	▲	●
Number of Committee Meetings Held in 2025		9	3	4

Board Meetings and Executive Sessions
During fiscal 2025, our Board held a total of four meetings. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period of fiscal 2025 and (ii) the total number of meetings held by all committees of the Board on which such Director served during the period of fiscal 2025 that such Director served, and average Board and Committee meeting attendance for all Directors was 97%.
It is the Board’s policy to have separate meetings for independent Directors, typically during the regularly scheduled Board meetings. During fiscal 2025, executive sessions were led by our Board Chair, Mr. Dahnke. Each Board member is expected to (i) prepare for, attend and participate in all Board and applicable committee meetings and (ii) ensure that other existing and planned future commitments do not materially interfere with the member’s service as a Director.
Attendance of Directors at Annual Meeting of Stockholders
It is our policy that Directors who are nominated for election at our Annual Meeting should attend the Annual Meeting. All such Directors attended the 2025 annual meeting.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 15

Audit and Finance Committee

Current Members	Responsibilities
Frits van Paasschen, Chair
Esi Eggleston Bracey
Andrew Campion
William Ready
Independence
The Board has determined that each member of the Audit and Finance Committee is independent under the currently effective NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
The Board has determined that each of Mr. Campion and Mr. van Paasschen qualifies as an “audit committee financial expert” under the SEC rules. The Board has also determined that each Audit and Finance Committee member is “financially literate,” as described in the NYSE rules.

•Assists our Board in its oversight of the integrity of our financial statements; the qualifications, independence, retention and compensation of our independent registered public accounting firm; the performance of our internal audit function; and our compliance with legal and regulatory requirements;
•Prepares the report that the SEC rules require to be included in our annual proxy statement;
•Reviews and recommends policies related to dividend, stock repurchase and foreign currency programs;
•Assists the Board with its oversight of our major financial risk exposures, and reviews with management such exposures and the steps management has taken to monitor and control such exposures; and
•Reviews with management the Company’s cybersecurity and data privacy risk exposures and the steps management has taken to monitor, control or mitigate such exposures.
Audit Committee Member Time Commitments
No member of the Audit and Finance Committee may serve on the audit committees of more than three public companies, including the Company, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on our Audit and Finance Committee and discloses such determination in accordance with NYSE requirements. Currently, all members of the Audit and Finance Committee are in compliance with this requirement.

Compensation Committee

Current Members	Responsibilities
Scott Dahnke, Chair
William Ready
Frits van Paasschen
Independence
The Board has determined that each member of the Compensation Committee is independent under the currently effective NYSE rules and is a “non-employee director” under Section 16(b) of the Exchange Act.

•Reviews and determines our executive officers’ compensation;
•Reviews and determines our general compensation goals and guidelines for our employees;
•Administers certain of our compensation plans and provides assistance and recommendations with respect to other compensation plans;
•Reviews the compensation discussion and analysis report that the SEC rules require to be included in our annual proxy statement;
•Assists the Board with its oversight of risk arising from our compensation policies and programs, and assesses on an annual basis potential material risk from our compensation policies and programs; and
•Appoints, sets the compensation of and determines independence of any compensation consultant or other advisor retained.
Compensation Committee Interlocks and Insider Participation
Mr. Dahnke, Mr. Ready and Mr. van Paasschen served as members of the Compensation Committee during fiscal 2025. No member of this committee was at any time during fiscal 2025 or at any other time an officer or employee of the Company, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has or had one or more executive officers serving as a member of our Board or Compensation Committee.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 16

Nominations, Corporate Governance and Social Responsibility Committee

Current Members	Responsibilities
Anne Finucane, Chair
Scott Dahnke
Arianna Huffington
(joined in June 2025)
Independence
The Board has determined that each member of the Nominations, Corporate Governance and Social Responsibility Committee is independent under the currently effective NYSE rules. Each member of the Nominations, Corporate Governance and Social Responsibility Committee is a non-employee Director.

•Reviews and recommends corporate governance policies;
•Identifies and makes recommendations for nominees for director and considers criteria for selecting director candidates;
•Considers stockholders’ director nominations and proposals;
•Reviews and determines our compensation policy for our non-employee Directors;
•Considers resignation offers of director nominees and recommends to the Board the action to be taken with respect to each such offered resignation;
•Oversees the evaluation of our Board and our senior management team; and
•Oversees corporate responsibility initiatives, stockholder engagement and disclosure regarding such matters, including oversight of environmental and social risks.
During fiscal 2025, in furtherance of the Nominations, Corporate Governance and Social Responsibility Committee’s functions, the Committee took the following actions, among other things:
•Evaluated the composition of the Board, and considered desired skill sets, qualities and experience for potential future directors, as well as potential candidates;
•Evaluated the composition of the committees of the Board;
•Oversaw key initiatives related to sustainability, corporate responsibility and stockholder engagement;
•Considered and recommended to the Board the submission to stockholders of the director nominees described in the Company’s 2026 Proxy Statement; and
•Managed the annual Board self-assessment process.

Director Onboarding and Continuing Education
The Board or a committee of the Board, with the assistance of management, may set up and monitor new-Director orientation programs and Director continuing education programs designed to familiarize new Directors with the Company’s businesses, strategies and challenges.

CEO and Executive Succession Planning
The Board Chair leads the Board’s succession planning process for the position of Chief Executive Officer. The Board Chair also leads the Board’s oversight of succession planning by management for other senior executives. The Chief Executive Officer reviews succession planning and management-development with the Board on an annual basis.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 17

Service on Other Boards of Directors
Other than for the Audit and Finance Committee, the Company does not have a specific limit on outside directorships. However, when a Director has been invited to join another board, whether public or private, the Director should inform the Chair of the Nominations, Corporate Governance and Social Responsibility Committee prior to accepting the position in adherence to our Corporate Governance Guidelines. When a Director leaves another board, the Director should also inform the Chair of the Nominations, Corporate Governance and Social Responsibility Committee. In each case, the Chair of the Nominations, Corporate Governance and Social Responsibility Committee may then inform other members of the Board as the Chair deems necessary.

Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, both of which apply to all of our employees, including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer, are available on our website at ir.williams-sonomainc.com/governance.
Copies of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are also available upon written request and without charge to any stockholder by writing to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109.
To date, there have been no waivers that apply to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or persons performing similar functions under our Code of Business Conduct and Ethics. We intend to disclose any amendment to, or waivers of, the provisions of our Code of Business Conduct and Ethics that affect our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or persons performing similar functions by posting such information on our website at ir.williams-sonomainc.com/governance.

Communicating with Members of the Board
Stockholders and all other interested parties may send written communications to the Board or to any of our Directors individually, including non-employee Directors and the Chair of the Board, at: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. All communications will be compiled by our Corporate Secretary and submitted to the Board or an individual Director, as appropriate, on a periodic basis.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 18

Risk Oversight
Board Oversight of Risk

The Board
The Board actively manages the Company’s risk oversight process and receives regular reports from management on areas of material risk to the Company, including operational, financial, legal and regulatory risks. Our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks and participates in regularly-scheduled Board discussions covering such risks.

Committee Responsibilities
Audit and Finance Committee	Compensation Committee	Nominations, Corporate Governance and Social Responsibility Committee
The Audit and Finance Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Audit and Finance Committee reviews with management the Company’s major financial and cybersecurity-related risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
The Compensation Committee assists the Board with its oversight of risks arising from our compensation policies and programs and assesses on an annual basis potential material risk to the Company from its compensation policies and programs, including incentive and commission plans at all levels.
The Nominations, Corporate Governance and Social Responsibility Committee assists the Board with its oversight of risks associated with Board organization, Board independence, succession planning, corporate governance and corporate responsibility initiatives. This includes oversight of environmental and social risks.

The Role of Management in Risk Oversight
The Company’s risk management process is intended to identify, assess and prioritize the Company’s critical risk exposures to its business operations across various time frames, from the short-term to the long-term, throughout the world. Risks are evaluated based on their potential magnitude, likelihood and immediacy and are monitored over time to ensure risk profile changes are evaluated in a timely manner for existing and emergent risks.
We leverage executive leadership team members’ various expertise to identify and assess the effectiveness of risk management and mitigation methods and periodically provide updates on critical risks to the Board. Annually, management also discusses the key risks identified in our enterprise risk management process with the full Board, soliciting input from Directors on the steps taken to mitigate risks and plans for additional mitigation in the year ahead.
Senior Management
Our senior management regularly attends meetings of the Board and its committees and provides the Board and its committees with reports regarding our operations, strategies and objectives, and the risks inherent within them, as well as management action plans to monitor and address risk exposures. Board and committee meetings also provide a forum for Directors to discuss issues with, request additional information from and provide guidance to, senior management. In addition, our Directors have direct access to senior management to discuss any matters of interest, including those related to risk.
General Counsel
Our General Counsel leads a global team of professionals responsible for maintaining ethical and compliance excellence at the Company, and meets with the Audit and Finance Committee periodically to discuss compliance and ethics-related trends, risks and action plans. The General Counsel assesses legal and compliance risks, monitors those risks and works cross-functionally to mitigate those risks across the Company. The General Counsel is also responsible for ensuring adherence to internal compliance requirements, overseeing the team that investigates alleged violations of our Code of Business Conduct and Ethics and managing our anti-corruption and anti-bribery

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 19

programs. Our General Counsel works closely with our executives to ensure appropriate legal and compliance training to support and reinforce the Company’s ethical culture throughout the enterprise.
Disclosure Committee
The Disclosure Committee, which is comprised of a cross-functional team of management, regularly reviews the Company’s financial and business disclosures, including quarterly and annual reports prior to filing with the SEC. The Company’s internal legal and financial reporting teams seek input and advice from internal subject matter experts and external advisors in drafting specific disclosures, and such input and advice is communicated to the Disclosure Committee.

Compensation Risk Oversight
Our Compensation Committee is responsible for monitoring our compensation policies and programs relative to all our employees, including non-executive officers, for potential risks that are reasonably likely to have a material adverse effect on the Company. In performing its duties, the Compensation Committee regularly reviews and discusses potential risks that could arise from our employee compensation plans and programs with our management and the Compensation Committee’s independent compensation consultant. The Compensation Committee is responsible for reporting to the Board any material risks associated with our compensation plans and programs, including recommended actions to mitigate such risks.
For fiscal 2025, the Compensation Committee retained an independent executive compensation consultant, Pay Governance LLC, to identify and assess the risks inherent in the Company’s compensation programs and policies. Accordingly, Pay Governance LLC evaluated the Company’s executive and non-executive compensation programs for such risk and the mechanisms in our programs designed to mitigate these risks. Among other things, Pay Governance LLC reviewed our pay philosophy, forms of incentives, performance metrics, balance of cash and equity compensation, balance of long-term and short-term incentive periods, compensation governance practices and equity grant administration practices. Based on the assessment, Pay Governance LLC concluded that our compensation programs and policies do not create risks that are reasonably likely to have a material adverse effect on the Company.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 20

Sustainability Oversight
Together with our Board, our Nominations, Corporate Governance and Social Responsibility Committee oversees our efforts relating to sustainability initiatives, which are closely aligned with our strategic directives.
The Nominations, Corporate Governance and Social Responsibility Committee oversees corporate policies and programs that speak to long-standing commitments to our supply chain, environmental responsibility, health and safety, human rights and ethics. Our Executive Vice President of Sourcing, Quality Assurance and Sustainable Development, presents to the Nominations, Corporate Governance and Social Responsibility Committee periodically to review existing and proposed strategy, goals and targets. The Nominations, Corporate Governance and Social Responsibility Committee is responsible for reporting and making recommendations to the Board regarding our sustainability strategies and key initiatives.

Our Sustainability Oversight Structure
The Board

Nominations, Corporate Governance and Social Responsibility Committee

Executive Vice President, Sourcing, Quality Assurance & Sustainable Development

Sustainability Team and Leadership Working Group

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 21

Cybersecurity Risk Oversight
The Board, comprised entirely of independent Directors except for our CEO, takes an active role in oversight of the Company’s cybersecurity and data privacy policies.
The Board has delegated responsibility for oversight of the Company’s cybersecurity and data privacy risk exposures and the steps management has taken to monitor, control or mitigate such exposures to the Audit and Finance Committee. At least quarterly, the Audit and Finance Committee receives an overview covering current and emerging cybersecurity threat risks and the Company’s ability to mitigate those risks, and discusses these topics with our Chief Information Security Officer and Chief Technology and Digital Officer. Cybersecurity risk management is also considered at least annually during separate Board meeting discussions with management. Members of the Board are also encouraged to regularly engage in ad hoc conversations with management on cybersecurity-related news events and discuss any updates to the Company’s cybersecurity programs.
The Company’s cybersecurity risk management approach includes: (i) an enterprise risk management process, which includes cybersecurity risks and is periodically refreshed; (ii) system vulnerability scanning; (iii) cybersecurity training for employees; (iv) penetration testing, which simulates cyber threats; and (v) third-party risk management for suppliers, vendors and other partners, which includes risk-based diligence and contractual provisions that allow for periodic auditing. Periodically, we engage with assessors, consultants and other third-parties to evaluate and test our systems. Additionally, we engage an independent Qualified Security Assessor to review our Payment Card Industry compliance.
The Company monitors emerging data privacy laws and implements changes to our processes to comply with these laws. We also review our consumer-facing and employee privacy policies to promote compliance with applicable regulations. We proactively inform our customers of substantive changes related to customer data handling.
Finally, the Company maintains cybersecurity disclosure controls and procedures to ensure timely reporting of material cybersecurity incidents.
We work to continually improve each of these processes with the goal of ensuring our cybersecurity strategy remains consistent with industry best practices. In the last three fiscal years, we have not experienced any material cybersecurity incident, and the expenses we have incurred from cybersecurity incidents were immaterial.

Our Information Security Oversight Structure

The Board

Audit and Finance Committee

Chief Technology and Digital Officer & Chief Information Security Officer

Data Security Team and Security Operations Team

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 22

Stockholder Engagement

We believe stockholder engagement is key to delivering value to our investors. In advance of filing this Proxy Statement, we continued our practice of proactive engagement with our largest stockholders and requested meeting with stockholders representing approximately 33%* of our shares. As of the date of this Proxy Statement, members of our management team, including our Chief Financial Officer, General Counsel and Chief Talent Officer, held discussions with stockholders representing approximately 8%* of our shares. We intend to continue our stockholder outreach and hold additional meetings relating to the disclosures made in this Proxy Statement.
These discussions covered a variety of topics and enabled our stockholders to share their perspectives and valuable insight on our compensation practices, corporate governance and sustainability initiatives. We take this feedback seriously and we have made many enhancements to our programs and disclosures, which our investors have praised us for. Over the years, we have:

Compensation Practices
•Revised our peer group multiple times, resulting in a group that better reflects our industry and current stage as a public company	•Reworked our CD&A, to provide transparency, context, readability and strengthening the linkage between business strategy and compensation design/outcome
•Strengthened our emphasis on performance with regards to our NEO compensation, moving the ratio of performance-based compensation for NEOs (other than our PEO) from 30% in 2019 to 50% in 2024	•Placed more focus on top-line and bottom-line growth, balance sheet strength and return on strategic investments
Corporate Governance
•Refreshed our Board, resulting in the appointment of two new directors in 2024, resulting in an average tenure of five years for our independent Directors	•Added a Director skills matrix to our proxy statements
Sustainability Initiatives
•Enhanced sustainability disclosures in our annual Impact Report	•Set meaningful and ambitious emission reduction goals, including a Science-Based Target across Scope 1, 2 and 3

*Share figures are as of fiscal year 2025 end and based on data provided by our proxy solicitor, MacKenzie Partners, Inc.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 23

Director Compensation
Fiscal 2025 Highlights
•Emphasis on equity in the overall compensation mix to support alignment with our stockholders.
•Full-value equity grants under a fixed-value annual grant policy with vesting for retention purposes.
•No performance-based equity awards.
•A robust stock ownership guideline to support stockholder alignment.
•A stockholder-approved annual limit on total Director compensation.
•No retirement benefits and limited perquisites.

Director Compensation Program
Overview
Our non-employee Directors are eligible to receive cash compensation and equity grants for their service on our Board, with additional cash and equity compensation provided to the Board Chair, the Chair of each Board committee, and members of each Board committee. Decisions regarding our non-employee Director compensation program are approved by the full Board based on recommendations by the Nominations, Corporate Governance and Social Responsibility Committee. In making such recommendations, the Nominations, Corporate Governance and Social Responsibility Committee takes into consideration the duties and responsibilities of our non-employee Directors, the Director compensation practices of peer companies, the recommendations of the independent compensation consultant and whether such recommendations align with the interests of our stockholders. The Nominations, Corporate Governance and Social Responsibility Committee periodically reviews the total compensation of our non-employee Directors and each element of our Director compensation program. At the direction of the Nominations, Corporate Governance and Social Responsibility Committee, the Compensation Committee’s independent compensation consultant analyzes the competitive position of our Director compensation program against the peer group used for executive compensation purposes.
Director Stock Ownership Policy
The Board has approved a stock ownership policy. Each non-employee Director must hold at least $400,000 worth of shares of company stock by the fifth anniversary of such Director’s initial election to the Board. If a Director holds at least $400,000 worth of shares of Company stock during the required time period, but the value of such Director’s shares decreases below $400,000 due to a drop in the Company’s stock price, the Director shall be deemed to have complied with this policy so long as the Director does not sell shares of Company stock. If a Director has not complied with this policy during the required time period, then the Director may not sell any shares until such Director holds at least $400,000 worth of shares of Company stock. A Director’s unvested RSUs will not count toward satisfying the ownership requirements. As of April 21, 2026, all of our Directors have satisfied the ownership requirements or have been on the Board for less than five years.
Stockholder Approved Compensation Limit
Under our stockholder-approved maximum annual limit on non-employee Director compensation, stock awards granted during a single fiscal year under the plan or otherwise, taken together with any cash fees paid during such fiscal year for services on the Board, will not exceed $750,000 in total value for any non-employee Director.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 24

Fiscal 2025 Non-Employee Director Compensation
During fiscal 2025, the Board approved, effective as of the 2025 annual meeting held on June 11, 2025, an increase in the Annual Board Service Retainer to $100,000; an increase to the annual retainer provided to the Chair of the Compensation Committee to $35,000, split evenly between cash and equity; and an increase to the annual retainer to the Non-Employee Director serving as Board Chair to $240,000, split evenly between cash and equity. The Board believes this increase generally aligns our non-employee Director compensation with our peers, which will allow us to continue to attract and retain top director candidates to serve on our Board.
The following table sets forth non-employee Director compensation amounts for fiscal 2025.

Fiscal 2025
Per-Committee Meeting Attendance Fee	—
Annual Cash Compensation for Board Service(1)	$100,000
Annual Equity Grant for Board Service(2)(3)	$190,000
Annual Compensation to Board Chair(1)(2)(4)	$240,000
Annual Compensation to Chair of the Audit and Finance Committee(1)(2)(4)	$45,000
Annual Compensation to Chair of the Compensation Committee(1)(2)(4)	$35,000
Annual Compensation to Chair of the Nominations, Corporate Governance and Social Responsibility Committee(1)(2)(4)	$25,000
Annual Compensation to Member of the Audit and Finance Committee(1)(2)(4)	$17,500
Annual Compensation to Member of the Compensation Committee(1)(2)(4)	$15,000
Annual Compensation to Member of the Nominations, Corporate Governance and Social Responsibility Committee(1)(2)(4)	$10,000
(1)     The annual cash compensation is paid in quarterly installments so long as the non-employee Director continues to serve on the Board at the time of such payments.
(2)     The annual equity grant is awarded on the date of the Annual Meeting. Equity grants are made in the form of restricted stock units (RSUs). These RSUs vest on the earlier of one year from the date of grant or the day before the next regularly scheduled Annual Meeting, subject to continued service through the vesting date. The number of RSUs granted is determined by dividing the total monetary value of each award, as set forth in the table, by the closing price of our common stock on the trading day prior to the grant date, rounding down to the nearest whole share. Directors also receive dividend equivalent payments with respect to outstanding RSUs, which are paid upon the vesting of the underlying restricted stock units.
(3)     Directors who are appointed to the Board after the Company’s most recent annual meeting receive an equity grant on the appointment date on a prorated basis based on the number of days that the Director is scheduled to serve between the appointment date to the Board and the date one year from the prior year’s annual meeting.
(4)     Compensation for service as a Board Chair, Chair of a Board committee and/or as a member of a Board Committee is paid 50% in cash and 50% in equity.
In addition to the compensation described above, non-employee Directors received reimbursement for travel expenses related to attending our Board, committee or business meetings. Non-employee Directors and their spouses and domestic partners received discounts on our merchandise. Additionally, non-employee Directors may also participate in a deferred stock unit program, pursuant to which non-employee Directors may elect, on terms prescribed by the Company, to receive 100% of their annual cash compensation to be earned in respect of the applicable fiscal year either in the form of (i) fully vested stock units or (ii) fully vested deferred stock units. We believe these offerings allow us to maintain a Director compensation program that is competitive with market practices and compensates Directors fairly for their level of service.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 25

Director Compensation Table
The following table shows the compensation provided to non-employee Directors who served during all of fiscal 2025.

	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)(4)	Total
Esi Eggleston Bracey	$101,332	$198,732(5)	$1,840	$301,904
Andrew Campion	$101,332	$198,732(5)	$10,246	$310,310
Scott Dahnke	$227,555	$332,484(6)	$5,845	$565,884
Anne Finucane	$105,229	$202,368(7)	$14,426	$322,023
Arianna Huffington	$95,987	$194,937(8)	$3,420	$294,344
William Ready	$108,965	$206,162(9)	—	$315,127
Frits van Paasschen	$122,967	$219,917(10)	$1,030	$343,914
(1)The following Directors elected to receive 100% of his or her annual cash compensation for fiscal 2025 either in fully vested stock grants or fully vested deferred stock units: Esi Eggleston Bracey: $101,332; Andrew Campion: $101,332; Anne Finucane: $105,229; Arianna Huffington: $95,987; and William Ready $108,965.
(2)Represents the grant date fair value of the RSUs granted in fiscal 2025 as calculated in accordance with FASB ASC Topic 718, by multiplying the closing price of our common stock on the trading day prior to the grant date by the number of RSUs granted. As of February 1, 2026, the persons who served as non-employee Directors during all or a portion of fiscal 2025 held the following numbers of unvested RSUs: Esi Eggleston Bracey: 1,257; Andrew Campion: 1,257, Scott Dahnke: 2,103; Anne Finucane: 1,280; Arianna Huffington: 1,233; William Ready: 1,304; and Frits van Paasschen: 1,391.
(3)Represents the taxable value of discount on merchandise.
(4)Excludes dividend equivalent payments, which were previously factored into the grant date fair value of disclosed equity awards.
(5)Represents the grant date fair value associated with a RSU award of 1,257 shares of common stock made on June 11, 2025, with a fair value as of the grant date of $158.10 per share for an aggregate grant date fair value of $198,732.
(6)Represents the grant date fair value associated with a RSU award award of 2,103 shares of common stock made on June 11, 2025, with a fair value as of the grant date of $158.10 per share for an aggregate grant date fair value of $332,484. Cash compensation and equity grants payable to Scott Dahnke are paid directly to or transferred from Mr. Dahnke to a donor advised fund affiliated with Mr. Dahnke.
(7)Represents the grant date fair value associated with a RSU award of 1,280 shares of common stock made on June 11, 2025, with a fair value as of the grant date of $158.10 per share for an aggregate grant date fair value of $202,368.
(8)Represents the grant date fair value associated with a RSU award of 1,233 shares of common stock made on June 11, 2025, with a fair value as of the grant date of $158.10 per share for an aggregate grant date fair value of $194,937.
(9)Represents the grant date fair value associated with a RSU award of 1,304 shares of common stock made on June 11, 2025, with a fair value as of the grant date of $158.10 per share for an aggregate grant date fair value of $206,162.
(10)Represents the grant date fair value associated with a RSU award of 1,391 shares of common stock made on June 11, 2025, with a fair value as of the grant date of $158.10 per share for an aggregate grant date fair value of $219,917.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 26

PROPOSAL 2: Advisory Vote to Approve Executive Compensation
This is a proposal asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement as required under Section 14A of the Exchange Act. This proposal is commonly known as a “Say on Pay” proposal and gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. The Company’s current policy is to hold a Say on Pay vote each year, and we expect to hold another advisory vote with respect to executive compensation at the 2027 annual meeting.

Compensation Program and Philosophy
As described in detail under the heading “Executive Compensation,” our executive officer compensation program is constructed to attract, retain and motivate a highly qualified executive team to support our primary objective of creating long-term value for stockholders, while maintaining direct links between executive pay, individual performance, the Company’s financial performance and stockholder returns. A significant portion of individual compensation is directly dependent on the Company’s achievement of financial goals, which we believe aligns executive and stockholder interests and encourages long-term stockholder returns. Further in alignment with stockholder interests, each of our Named Executive Officers is subject to a stock ownership requirement. The Chief Executive Officer is required to hold five times her base salary, and each of the other Named Executive Officers is required to hold two times their base salary in shares of common stock.

Fiscal 2025 Compensation Summary
To align our executive compensation packages with our executive compensation philosophy, the following compensation decisions were made by the Compensation Committee for fiscal 2025.
•CEO Compensation: Ms. Alber’s target long-term incentive grants (split between performance-based restricted stock units, or PSUs, and restricted stock units, or RSUs) were increased from $16,000,000 to $19,000,000, resulting in a 14% increase in overall target compensation, after considering her individual performance, an assessment of market data and her experience in her role. Ms. Alber’s base salary of $1,600,000 and her bonus target percentage of 200% of base salary remained unchanged for fiscal 2025.
•Base Salaries: Certain of our Named Executive Officers received salary increases to better align with competitive market pay practices.
•Performance-Based Cash Bonus: Performance-based cash bonuses were paid for fiscal 2025 performance based on the Company’s earnings per share goal, the achievement of positive net cash provided by operating activities, business unit performance and the individual performance of our Named Executive Officers.
•Pay Mix: After reviewing our executive compensation program against best practices, for fiscal 2025, we have increased the weighting of PSUs for our CEO to 63% PSUs and 37% RSUs.
•Performance-Based and Time-Based Equity: In fiscal 2025, our Named Executive Officers were granted PSUs based on performance against four weighted metrics—revenue growth (weighted 20%), earnings growth (weighted 20%), adjusted return on invested capital (weighted 30%), and operating cash flow (weighted 30%)—and RSUs with service vesting. The PSUs are earned based on actual three-year performance against each of the four metrics relative to target, subject to certain pre-established adjustments, and vest on the third anniversary of the grant date. No PSUs are earned for below threshold performance, 50% of target are earned for threshold performance, 100% of target are earned for target performance, 200% of target are earned for above target performance, and 300% of target are earned for maximum performance and above. The RSUs vest 25% per year over a four-year period beginning on the grant date.
In addition to the above summary, stockholders are encouraged to read the “Executive Compensation” section of this Proxy Statement for details about our executive compensation programs, including information about the fiscal 2025 compensation of our Named Executive Officers.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 27

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2026 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation, the tabular disclosure regarding such compensation and the accompanying narrative disclosure.”

Required Vote for this Proposal
To approve this proposal, a majority of voting power entitled to vote thereon, present virtually or represented by proxy, at the Annual Meeting must vote “FOR” this proposal.
This Say on Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 28

EXECUTIVE COMPENSATION

A Message from the Compensation Committee of the Board of Directors

Dear Fellow Stockholders,

Fiscal 2025 marked another year of strong financial performance for Williams-Sonoma, Inc. Given the challenging macroeconomic backdrop, including the evolving tariff landscape and the continuation of elevated interest rates and a slow housing market, we are pleased by our gain in market share and our strong operating margins and record earnings per share. These results demonstrate the power of our operating model and give us confidence that our focus on our three key priorities – accelerating growth, delivering world-class customer service, and driving earnings – will continue to enable us to lead our industry.

Key highlights for fiscal 2025 included:
•Comparable brand revenue growth of 3.5%.
•Gross margin of 46.2%.
•Operating income of $1.42 billion, with an operating margin of 18.1%.
•Record diluted earnings per share, or EPS, of $8.84.
•Return on invested capital, or ROIC, of 42.3%(1), and Adjusted ROIC of 51.6%(1), both significantly higher than the 75th percentile for our peer group.
•Operating cash flow of $1.3 billion.
•Three-year total stockholder returns, or TSR, of 241%(2), significantly exceeding both our peer group (22%) and the S&P 500 Index (70%).
•Five-year TSR of 249%(2), significantly exceeding both our peer group (-26%) and the S&P 500 Index (87%).

Looking ahead, we recognize there remains much unpredictability in both the macroeconomic environment and the housing market. However, based on the results our team delivered in fiscal 2025, we believe we can continue to navigate these uncertainties better than most, capture market share and deliver strong profitability.

We continue to invest in our relationship with our stockholders and engage with investors to hear their perspectives on our compensation programs, sustainability initiatives and overall corporate governance structure. We were pleased to see that our compensation program was received favorably by our stockholders in 2025, with Say-on-Pay support of 85%, based on votes cast. As always, we aim to evolve as an organization and strive for continuous improvement. Thank you for your role in helping us do so.

We invite you to review our Compensation Discussion & Analysis for more detailed information. We appreciate your ongoing support and seek your feedback, whether virtually or through written correspondence, on our compensation design and path forward.

Sincerely,

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS
Scott Dahnke, Chair
William Ready
Frits van Paasschen
(1)    See Appendix A for the calculation of ROIC and Adjusted ROIC.
(2    TSR are calculated as of February 1, 2026.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 29

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CD&A, describes our 2025 compensation program as it relates to the compensation of our Named Executive Officers, or NEOs. The CD&A provides an overview and analysis of the key elements of our 2025 compensation program, the compensation decisions made by the Compensation Committee of the Board under our 2025 compensation program and the factors that the Compensation Committee considered and the process it followed in making those decisions.
Our NEOs in 2025 were:

Laura Alber	Director, President and Chief Executive Officer
Jeff Howie	Executive Vice President, Chief Financial Officer
Monica Bhargava	President, Pottery Barn Brand
David King	Executive Vice President, General Counsel
Karalyn Yearout	Executive Vice President, Chief Talent Officer
Executive Summary
The Compensation Committee is responsible for the design and execution of the Company’s compensation program for executive officers. In designing and administering the program for 2025, the Compensation Committee focused on the following principles:
•Alignment with stockholders: aligning compensation with stockholder interests through incentive programs that reward achievement of financial and operational results that we believe are the drivers of stockholder value for our Company;
•Accountability for near-term and long-term performance: balancing achievement of near-term and long-term results for our stockholders; and
•Competitiveness: providing competitive target compensation to ensure that we can attract, retain and motivate exceptional leadership talent to develop and execute our business strategy.

Executive Compensation Practices

What We Have	What We Do Not Have
✓ Rigorous, objective performance goals and EPS-funded bonus pool
✓ Long-term Incentive Program with 3-year goals
✓ Limited perquisites
✓ Competitive stock ownership guidelines and retention requirement
✓ Clawback policy covering cash incentives and stock awards
✓ Double-trigger change-in-control arrangements
✓ Independent compensation consultant and Board Compensation Committee
✓ Annual risk assessment of compensation policies and programs

× No “golden parachute” gross-ups
× No hedging/pledging/short sales of Company stock
× No dividends paid on unvested shares
× No options/stock appreciation rights, or SARs, granted below fair market value
× No supplemental retirement benefits
× No repricing or cash out of underwater options/SARs without stockholder approval
× No excessive severance or excessive perquisites
× No single-trigger change-in-control arrangements
× No guaranteed salary increases, bonuses or long-term incentive awards

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 30

Performance and Compensation Highlights

Highlights of our strategic priorities, fiscal year performance and compensation program include:

2025 Strategic Priorities	2025 Compensation Program
•Returning to Growth: long-term outlook driven by core brand growth, category growth, emerging brand growth and business-to-business relationships.
•Elevating World-Class Customer Service: improving delivery services to our customers and enhancing channel experiences.
•Driving Earnings: operating margin supported by supply chain efficiencies, pricing power, ecommerce sales mix, retail optimization, ad cost investment and cost control.

•Annual Bonus: continued to use achievement of EPS performance to fund our bonus plan and allocate awards to reflect brand/operational performance.
•RSUs: awarded RSUs with 4-year prorated, time-based vesting to attract and retain talent and reward individual performance and contribution.
•PSUs: continued to award PSUs that are earned based on achievement of pre-set 3-year goals for revenue growth, earnings growth, Adjusted ROIC and operating cash flow.

Fiscal 2025 Business Highlights
•Comparable brand revenue growth of 3.5%, which exceeded expectations.
•Gross margin of 46.2%.
•Operating income of $1.42 billion, with operating margin of 18.1%.
•Record diluted EPS of $8.84.
•ROIC of 42.3%(1) and Adjusted ROIC of 51.6%(1).
•Operating cash flow of $1.3 billion.
•Three-year TSR of 241%(2) and five-year TSR of 249%(2).

(1)    See Appendix A for the calculation of ROIC and Adjusted ROIC.
(2)    TSR calculated as of February 1, 2026.

2025 CEO Compensation Decisions

After reviewing factors, including market data, Company performance and individual contributions, the Compensation Committee approved an increase in Ms. Alber’s 2025 target long-term incentive grants, resulting in a 14% increase in target compensation.

CEO Pay Component	2025 Amount	% Change from 2024
Base Salary	$1,600,000	—
Annual Bonus Target	$3,200,000	—
PSUs at Target (2025-27 performance period)	$12,000,000	+33%
RSUs	$7,000,000	—
Target Total Direct Compensation	$23,800,000	+14%

2025 CEO Performance Award Outcomes

CEO Pay Component	2025 Amount	% of Target Award
Annual Bonus Award	$12,500,000	391%
Value of PSUs Earned at Fiscal 2025 Year-End (2023-25 performance period)(1)	$63,793,293(2)	232%
(1)     Metrics used to determine the PSU payout for fiscal 2025 included fiscal year 2024 financial metrics that exclude the impact of an out-of-period freight adjustment recorded in fiscal year 2024. See Appendix A for a discussion of this adjustment.
(2)     Based on a stock price of $204.65, the closing price of our common stock on January 30, 2026, the last business day of fiscal 2025.

2026 Compensation Highlights
We are committed to reviewing our executive compensation program against best practices and, for 2026 have increased the weighting of PSUs for our CEO to 73% PSUs and 27% RSUs.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 31

Key Strategic Differentiators
Our compensation programs support our values and reward execution of our corporate strategy. As the world’s largest digital-first, design-led and sustainable home retailer, our vision is to furnish every area of the home, as well as the places where our customers work, stay and play.
In-House Design
We design, create, and distribute our own products. We work closely with our trusted vendors to bring high-quality, sustainable products to market. Given our strong value equation and proprietary products that cannot be found elsewhere, we have pricing power that others do not.

Portfolio of 10 Distinct Brands
We offer the latest home furnishing trends for customers through the lenses of our ten distinct brands, each serving different life stages and rooms of the home and beyond.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 32

Digital First, Not Digital Only
The home furnishings industry is shifting online. Our digital-first platform is well-positioned to take advantage of this shift in consumer behavior to gain market share.

Digital First, Not Digital Only

#23

ECOMMERCE RETAILER

in the United States*

RANK	COMPANY
1	Amazon.com Inc.
2	Walmart Inc.
3	Apple Inc.
4	The Home Depot, Inc.
5	Target Corp.
23	**Williams-Sonoma, Inc.**
24	Lululemon Athletica Inc.
29	Urban Outfitters, Inc.
31	Dick's Sporting Goods, Inc.
35	Ulta Beauty, Inc.
39	Victoria's Secret & Co.

*Source: Digital Commerce 360, Top 1000 Report (2025)

Pottery Barn Teen: Billabong Collaboration Summer '25

Our Ecommerce Business

65%

of our business is ecommerce

#1

non-pure play ecommerce home furnishings retailer*

710M

ecommerce shopping visits annually

ECOMMERCE REVENUES

($ and % Ecommerce Penetration)

$5.4B
66%
$5.7B
66%
$5.1B
66%
$5.1B
66%
$5.1B
65%
FY21
FY22
FY23
FY24
FY25

*Source: Digital Commerce 360, Top 1000 Report (2025)

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 33

Our Retail Advantage
Our stores deliver best-in-class customer experiences with beautifully curated assortments, personalized services, and an integrated shopping experience across channels.

Service	Omni-Channel Shopping Experience	Omni-Fulfillment	Retail Optimization
Our free design services offer one-on-one expert consultations in-store, at home, and online, along with personalized registry concierge services, and engaging classes and events.	Omni-channel customers spend four times more and shop three times as often compared to single-channel customers.	Our stores serve as fulfillment hubs, catering to customers however they shop, including “Buy Online, Pick Up in Store,” “Ship from Store,” and “Buy Online, Ship to Any Store.”	Our retail optimization efforts have transformed our fleet into profitable, inspiring, and strategic locations.

Quality
Quality is our core value and our signature. It shapes how we design, engineer, and deliver products built on performance and craftsmanship. Embedded across our global operating model, our quality platform ensures consistent excellence, protects brand equity, strengthens competitive advantage, and drives sustainable growth.

Engineering Excellence	Global In-House Laboratories	Annual Quality Verifications Across Global Production
Engineering standards developed and embedded across our global product platform.	Globally harmonized testing protocols supporting safety, durability, and regulatory alignment.	End-to-end verification embedded across our vendors globally.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 34

Financial Performance

Fiscal 2025 Performance Highlights
Fiscal 2025 was a year of strong performance for us. Despite a challenging macroeconomic environment, including uncertainty related to tariffs, we delivered a strong annual operating margin and a record EPS. Fiscal 2025 financial achievements included:
Continued Strong Earnings

Financial Metric	Performance
Comparable Brand Revenue Growth	3.5%
Diluted EPS	$8.84
Comparable Consolidated and Brand Revenue

Brand	2025 Comparable Brand Revenue Growth(1)
Pottery Barn	0.4%
West Elm	2.9%
Williams Sonoma(2)	6.9%
Pottery Barn Kids and Teen	4.4%
Total(3)	3.5%
(1)    Comparable brand revenue growth includes business-to-business net revenues.
(2)     Includes results from Williams Sonoma Home.
(3)    Total comparable brand revenue includes the results of Rejuvenation, Mark and Graham and GreenRow.

Industry Leading Financial Results and Returns to Stockholders

Financial Metric	Performance	Commentary
Gross Margin	46.2%	A decrease of 30 basis points compared to last year, due to the impact of the out-of-period freight adjustment in fiscal 2024. See Appendix A for more information.
Operating Income	$1.42B	With operating margin of 18.1%.
Return on Invested Capital(1)	42.3%	Both among the best in the retail industry and significantly higher than the 75th percentile for our peer group.
Adjusted Return on Invested Capital(1)	51.6%
Operating Cash Flow	$1.3B	Continuing to maintain a strong liquidity position.
Total Stockholder Return (5-Year)(2)	249%	Significantly exceeded peers and S&P 500 (see below).
(1)    See Appendix A for the calculation of ROIC and Adjusted ROIC.
(2)    TSR calculated as of February 1, 2026.

Total Stockholder Return (1-, 3- and 5-Years)

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 35

2025 Compensation Program for Executive Officers

2025 Compensation Program Summary
The table below highlights the components of our executive compensation program and their strong alignment to stockholder interests.

Component	Form	Purpose	Alignment to Stockholder Interests
Base Salary	Cash	•Fixed compensation •Attract and retain NEOs short-term	•High-quality, stable executive leadership •Market-competitive and aligned with scale, scope and complexity of role
Annual Incentive	Annual Bonus Plan	•Incentivize and reward achievement of carefully designed business/individual objectives •Encourage behaviors that support the Company’s desired short-term goals and stable, long-term outcomes
•Bonus pool funded based on EPS performance vs. pre-set goal
•Annual goals set at challenging levels taking into account prior year performance, external expectations and current year guidance
•Actual awards recognize business unit performance against both quantitative and qualitative goals

Long-Term Incentives	Performance-Based RSUs (PSUs)	•Motivate achievement of long-term performance and stockholder value creation •Attract and retain NEOs long-term •Provide opportunity to build ownership
•Weighted across scorecard of relevant financial metrics that are aligned with stockholder interests and funded based on performance against pre-set goals:
◦Revenue (3-year compound annual growth rate, or CAGR) (weighted 20%)
◦EPS (3-year CAGR) (weighted 20%)
◦Operating Cash Flow (3-year average) (weighted 30%)
◦Adjusted ROIC (3-year average) (weighted 30%)
•Emphasis on stock price performance

	Time-Based RSUs	•Attract and retain NEOs long-term •Provide opportunity to build ownership •Align interests with stockholders	•Emphasis on stock price performance
Stock Ownership Guidelines		•Directly aligns interest of NEOs with stockholders
•Value of holdings tied to stock price
•As of the end of fiscal 2025, Ms. Alber held over 107x her base salary in Company stock (well above her 5x guideline)
•Required to retain at least 50% of net after-tax shares received until the ownership guideline has been achieved

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 36

Fiscal 2025 Incentive Payout Summary
We have a strong pay-for-performance philosophy and culture, and we are diligent in critiquing our goals, performance and associated payouts. Our annual incentive payouts are governed by our 2021 Incentive Bonus Plan, as amended on March 21, 2025, which has established the threshold performance goal for bonuses as positive net cash flow provided by operating activities, as set forth in the Company’s consolidated statements of cash flows. Annually, the Compensation Committee sets a secondary performance goal to guide its use of discretion in determining whether to reduce bonus amounts from the maximum established for each Executive Officer by the achievement of the threshold performance goal; the Compensation Committee typically expects to pay bonuses at target levels if the secondary performance goal is met at target. For the fiscal 2025 bonus plan under the 2021 Incentive Bonus Plan, which we refer to as the “Annual Bonus Plan”, the Compensation Committee set the secondary performance goal as a diluted EPS target of $8.72 (excluding extraordinary non-recurring charges from GAAP EPS for fiscal 2025, including any amounts payable to covered employees under the 2021 Incentive Bonus Plan).
Our incentive plans are based on pre-determined goals and individual performance. Over time, awards have fluctuated significantly, based on financial results and overall performance, resulting in a culture of high-performance and accountability. PSU payouts are formulaic based on financial performance, whereas Annual Bonus Plan awards factor in both financial performance and individual performance, which we feel reflects a holistic and individualized incentive determination. Over the prior ten years (2016-2025), the annual bonus plan for each respective year had corporate multipliers (financial performance) within the range of 81% – 175% of target (average of 130% of target). However, during that time period, upon management’s recommendation, the Compensation Committee has selectively applied negative discretion in determining actual bonus plan pool funding in order to better align pay with performance, and has approved bonus plan pool funding amounts ranging from 71% to 175% of target (average of 123% of target). During that same time period, PSUs have paid out between 178% – 248% of target (average payout of 209% of target).
Annual Bonus Plan
For fiscal 2025, the performance range to trigger the Annual Bonus Plan pool funding was set at a threshold performance of 80% of target EPS and maximum of 110% of target EPS, with results adjusted, as in prior years, to exclude or include (i) any extraordinary non-recurring or unusual items, (ii) the effect of any changes in accounting principles affecting the Company’s or a business unit’s reported results, as approved by the Chair of the Compensation Committee, and (iii) the effects of any out-of-period adjustment. The EPS after such adjustments is referred to as “actual adjusted EPS”. In setting the target EPS goal for the year, the Compensation Committee took into consideration headwinds the Company anticipated in the year, including the deceleration of the housing market, expected impact of higher interest rates and geopolitical instability. Ultimately, the Compensation Committee set an EPS funding target of $8.72 for the Annual Bonus Plan. This was 13.0% higher than the fiscal 2024 target ($7.72) and 2.6% higher than fiscal 2024 actual adjusted EPS ($8.50). As in years past, the Annual Bonus Plan was approved in March 2025, which was prior to the enactment of certain tariffs by the United States and, as such, the Annual Bonus Plan used goals and a Company fiscal budget that did not reflect the impact of said tariffs.
To determine individual award levels for Executive Officer bonuses, the Compensation Committee considered the following factors: actual adjusted EPS, delivery of stockholder value and individual business unit performance.
Finally, for participants to be eligible for any bonus payout, achievement of positive net cash flow from operating activities was required in the fiscal year 2025. As outlined on page 42, this performance trigger was achieved.
The chart below illustrates the year-over-year changes of our target EPS goal under our 2021 Incentive Bonus Plan, as well as the actual adjusted EPS for purposes of funding our annual bonus plan for the fiscal years 2016 to 2025. The Compensation Committee believes that annual target EPS is set at challenging level, taking into account the prior year’s performance, external expectations and the current year’s guidance.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 37

Annual Bonus - EPS Performance Goals
FY16 - FY25

For fiscal 2025, the Annual Bonus Plan design and results were as follows:

Level	% of Goal	EPS Funding Goals	% of Target Pool Funded	Actual Adjusted EPS	Actual Pool Funding
Below Threshold......	< 80%	< $6.98	0%	$9.57(1) (110% of $8.72 target)	157.9%
Threshold................	80%	$6.98	49.7%
Target.....................	100%	$8.72	100.0%
Maximum...............	110%	$9.57	157.9%

(1)     Actual adjusted EPS exceeded the maximum $9.57 funding goal and was derived from diluted EPS as adjusted to exclude the impact of unbudgeted tariffs. There were no additional adjustments in fiscal 2025.
The Compensation Committee approved an actual adjusted EPS, which is used to determine performance for purposes of the Annual Bonus Plan, that exceeded $9.57, the maximum under the Annual Bonus Plan. The actual adjusted EPS was derived from diluted EPS as adjusted to exclude the impact of the tariffs introduced in 2025, which were not included in the Company’s fiscal 2025 budget. Based on the actual adjusted EPS, the Company achieved Annual Bonus Plan pool funding at 157.9% of target. The bonus plan pool funding levels achieved for fiscal 2024 and fiscal 2023 were 150.6% and 115%, respectively.
Performance-Based RSUs
The PSU grants made in 2023 were subject to achievement of three-year performance across four relevant financial metrics: Revenue Growth (3-year CAGR, weighted 20%), EPS (3-year CAGR, weighted 20%), Operating Cash Flow (3-year average, weighted 30%) and Adjusted ROIC (3-year average, weighted 30%). These performance metrics cover fiscal 2023 through fiscal 2025 and were established at the time of grant. The PSUs are earned based on actual three-year performance against each of the four metrics relative to target, subject to certain pre-established adjustments, and vest on the third anniversary of the grant date. As shown in the table below, actual performance resulted in the vesting of 232% of the target number of PSUs.

PSU Metric	Metric Weight (%)	Goal (at Target)	Actual	Payout (% of Target)
Revenue Growth (3-Year CAGR)	20	3%	(3.5)%	0%
EPS (3-Year CAGR)	20	0%	8.8%	259%
Operating Cash Flow (3-Year Avg.)	30	$750M	$1,471M	300%
Adjusted ROIC (3-Year Avg.)(1)	30	30.0%	53.0%	300%

			TOTAL	232%
(1)     Excludes the impact of an out-of-period freight adjustment recorded in fiscal year 2024 (see Appendix A for a discussion of this adjustment).
As with our Annual Bonus Plan, we believe our PSU grants are set using challenging performance targets and are fully aligned with the rigorous expectations and long-term interests of our stockholders. As shown in the chart that follows, targets for past grants have been consistently set above the median of our peer group’s prior-year performance. The chart that follows shows the average relative positioning of PSU goals over the past five PSU cycles (FY19 to FY23 PSU programs).

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 38

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 39

Our Peer Group

The Compensation Committee uses a peer group composed of public companies in the retail industry to review competitive compensation data for the Company’s executives. The Compensation Committee evaluates this peer group on an annual basis to ensure that the companies selected remain appropriate. The peer group for fiscal 2025 was selected by the Compensation Committee based on the guiding criteria described below, with advice from Pay Governance LLC, the Compensation Committee’s independent executive compensation consultant. Certain peer companies may not meet all selection criteria but are included because they are direct competitors of our business, direct competitors for our executive talent, have a comparable business model or for other reasons.

Our Fiscal 2025 Peer Group

For fiscal 2025, the Compensation Committee reviewed the peer group using the following criteria for selection:

Selection Criteria	Targeted Range
Industry	Home Furnishing Retail; Apparel Retail; Ecommerce Companies; Other Select Retailers (specialty stores, department stores, global brands)
Revenues	$3B – $15B
Market Capitalization	$10B – $40B
Publicly traded and based in the U.S.
Geographic competitor for talent
Performance: growth in revenue and net income; key industry performance metrics
Qualitative factors: similar product offerings; key competitor for business/talent; listed as a peer in proxy advisor reports; large or emerging ecommerce presence and/or international presence; beloved by their customers; modern, forward-thinking retail experience; S&P Global ESG Score.

The Compensation Committee made no adjustments to the peer group for 2025 as compared to 2024. The fiscal 2025 peer group consists of the following 13 companies:

Fiscal 2025 Peer Group
Bath & Body Works, Inc.	Levi Strauss & Co	Tapestry, Inc.
Capri Holdings Limited	Lululemon Athletica Inc.	Ulta Beauty, Inc.
eBay Inc.	PVH Corp.	V.F. Corporation
The Gap, Inc.	Ralph Lauren Corporation	Wayfair Inc.
RH (Restoration Hardware Holdings)
Our Fiscal 2026 Peer Group

For fiscal 2026, the Compensation Committee reviewed the peer group using similar criteria for selection, updated for our company size:

Selection Criteria	Targeted Range
Industry	Home Furnishing Retail; Apparel Retail; Ecommerce Companies; Other Select Retailers (specialty stores, department stores, global brands)
Revenues	$4B – $16B
Market Capitalization	$10B – $45B
Publicly traded and based in the U.S.
Geographic competitor for talent
Performance: growth in revenue and net income; key industry performance metrics
Qualitative factors: similar product offerings; key competitor for business/talent; listed as a peer in proxy advisor reports; large or emerging ecommerce presence and/or international presence; beloved by their customers; modern, forward-thinking retail experience.

The Compensation Committee made no adjustments to the peer group for 2026 as compared to 2025.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 40

Overview of Chief Executive Officer Compensation for Fiscal 2025

In an executive session at a meeting in March 2025, without the Chief Executive Officer present, the Compensation Committee reviewed Ms. Alber’s base salary, bonus target and 2025 target equity value. The Compensation Committee recommended increasing Ms. Alber’s target equity value from $16,000,000 to $19,000,000, with the increase in equity delivered in the PSU component. In addition, the Compensation Committee recommended that Ms. Alber’s base salary ($1,600,000) and bonus target (200% of salary, or $3,200,000) remain unchanged. Consistent with prior years, when making these decisions, the Compensation Committee considered assessment of market data, as well as her individual performance and experience in her role. Total target pay increase was 14% from 2024. Prior-year increase in target pay (from 2023 to 2024) was similar (+11%). Further, to provide the Company with more flexibility to carry out its pay-for-performance strategy, the Compensation Committee increased the maximum potential annual incentive payout under our 2021 Incentive Bonus Plan from $10,000,000 to $12,500,000.
As discussed above, with respect to the Annual Bonus Plan pool, the Company achieved a bonus plan pool funding level of 157.9% of target pool funding. The Compensation Committee determined the payout for Ms. Alber to be at 391% of her target bonus, in alignment with her performance during fiscal 2025. Finally, the Company exceeded three out of the four performance metrics targets with respect to the PSU grants made in 2023. Based on the formulaic, pre-set payout design, the PSUs vested at 232% of target. For Ms. Alber, whose target grant was 134,362 PSUs, the resulting payout was 311,719 shares. The level of Company-wide funding of our fiscal 2025 Annual Bonus Plan was determined after adjustment of diluted EPS for the impact of tariffs introduced in 2025, which were not included in the Company’s fiscal 2025 budget. Further, for our PSU Achievement, we used 2024 financial metrics that exclude the impact of an out-of-period freight adjustment recorded in fiscal year 2024 (see Appendix A for a discussion of this adjustment).

Compensation Element	Level / Result
Base Salary	$1,600,000
Target Bonus %	200% of salary
Target Bonus $	$3,200,000
Performance-Based RSUs	$12,000,000
Time-Based RSUs	$7,000,000

FY 2025 Annual Bonus Achievement
Actual FY 2025 Bonus %	391% of target
Actual FY 2025 Bonus $	$12,500,000

FY 2023 – FY 2025 PSU Achievement
FY 2023 – 2025 PSU Target Shares	134,362 PSUs
FY 2023 – 2025 PSU Payout %	232% of target shares
FY 2023 – 2025 PSU Payout	311,719 PSUs

Components of Our Compensation Program, 2025 Decisions and the Decision-Making Process

Our compensation program for our NEOs is designed to create long-term value for stockholders and to attract, motivate and retain outstanding executives, while providing target compensation that is significantly “at risk” and performance-based.

NEO Target Pay Mix

As shown in the charts below, for fiscal 2025, approximately 64% of Ms. Alber’s target compensation is tied directly to performance conditions (bonus and PSUs). An additional 29% is “at risk” via service conditions and stock price (RSUs). The other NEOs, on average, have 50% of target compensation tied directly to performance conditions and another 29% “at risk.” We believe this mix of pay provides strong incentives for our NEOs to remain with the Company and continue creating value for our stockholders.

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CEO Target Pay Mix	Other NEO Average Target Pay Mix

Base Salary

In March 2025, the Compensation Committee reviewed and set the fiscal 2025 base salaries of our NEOs, based on individual performance, an analysis of each executive’s experience (as well as past, current and anticipated contributions to the Company’s success), the Chief Executive Officer’s recommendations (other than with respect to her own base salary), each executive’s position relative to executives in our peer group and other select market references.
The following table shows the fiscal 2025 base salaries for the NEOs.

Named Executive Officer	Fiscal 2025 Base Salary	Percentage Change
Laura Alber	$1,600,000	0%
Jeff Howie	$950,000	0%
Monica Bhargava	$900,000	+6%
David King	$705,000	0%
Karalyn Yearout	$700,000	+4%
Annual Cash Bonus

Cash bonuses are awarded to our NEOs under the Annual Bonus Plan and paid only when the Company’s threshold performance goal and business objectives are met or exceeded.

Our 2021 Incentive Bonus Plan sets a positive net cash flow provided by operating activities, as disclosed on the Company’s consolidated statements of cash flow, as the threshold performance goal that must be achieved for a bonus payout under the plan. Additionally, at the beginning of each fiscal year, the Compensation Committee reviews and establishes dollar denominated bonus targets for each NEO and threshold, target and maximum EPS goals under the 2021 Incentive Bonus Plan, which determines the fiscal year bonus plan funding pool from which executive bonuses are paid. Additional design details are provided on page 37.

The threshold goal of positive net cash flow provided by operating activities was met in fiscal 2025, which established an individual maximum potential bonus payable to each of our Named Executive Officers, and the Compensation Committee retained negative discretion to determine the actual payout to each NEO, at or below such maximum, based on achievement of the EPS goal and individual performance, as described below.

Fiscal 2025 Bonus Targets
At a meeting held in March 2025, the Compensation Committee reviewed the bonus targets under the Annual Bonus Plan for each NEO. The Compensation Committee considered the recommendations of the Chief Executive Officer for bonuses for each NEO (other than with respect to her own bonus), as well as the following factors:

•    Each executive’s respective responsibilities;

•    The relationship of the bonus target to other compensation elements;

•    Whether the established bonus targets are effective in motivating our executives to deliver strong performance; and

•    The bonus targets set by our peer group and other select market references.

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In an executive session at that meeting, without the Chief Executive Officer present, the Compensation Committee reviewed Ms. Alber’s bonus target against our peer group and other select market references, such as the S&P 500, and concluded that her bonus target would remain unchanged for fiscal 2025.

The following table shows the target bonuses as a percentage of base salary under the Bonus Plan for fiscal 2025 for our NEOs, which did not change from fiscal 2024.

Named Executive Officer	Fiscal 2025 Target Bonus (as a Percentage of Base Salary)
Laura Alber	200%
Jeff Howie	100%
Monica Bhargava	100%
David King	100%
Karalyn Yearout	100%

Our Bonus Performance Goal – EPS

The pool from which Company-wide bonuses are paid depends on our achievement of a target EPS goal established by the Compensation Committee. For fiscal 2025, the Compensation Committee set a target EPS goal of $8.72. Consistent with prior years, in determining if the target EPS goal has been met, the Compensation Committee adjusts the Company’s diluted EPS to exclude or include (i) any extraordinary non-recurring or unusual items, (ii) the effect of any changes in accounting principles affecting the Company’s or a business unit’s reported results, as approved by the Chair of the Compensation Committee, and (iii) the effects of any out-of-period adjustment. For fiscal 2025, the only adjustment made to diluted EPS was to exclude the impact of the tariffs introduced in 2025, which were not included in the Company’s fiscal 2025 budget, resulting in an actual adjusted EPS that exceeded the maximum EPS goal under the plan of $9.57. Based on the actual adjusted EPS, the Company achieved performance of an Annual Bonus Plan pool funding level of 157.9% of target pool funding. Additional design details and results are provided beginning on page 37.
Individual and Business Unit Bonus Objectives
Once the threshold performance goal of positive net cash flow is achieved, which establishes the maximum potential bonus payable to each NEO subject to the Compensation Committee’s discretion to reduce such amount, and once the bonus pool has been funded based on actual adjusted EPS performance under the Annual Bonus Plan, individual performance is assessed in order to determine the payout of bonuses from the pool. The Compensation Committee believes that the achievement of individual objectives is critical to the overall success of the Company and, as such, bonuses are paid, in part, to reflect individual achievement. For example, if an executive fails to fully meet some or all individual objectives, the executive’s bonus may be significantly reduced or even eliminated. Conversely, if the objectives are overachieved, awards may exceed the Annual Bonus Plan’s pool funding level percentage and may be subject to less or no reduction from the maximum amount payable to the executive, based on our achievement of the threshold positive net cash flow goal described above.
The Compensation Committee decides the bonus amount, if any, for the Chief Executive Officer in an executive session in which the Chief Executive Officer is not present. In February and March 2026, the Compensation Committee reviewed the fiscal 2025 performance of each NEO, and considered the recommendations of the Chief Executive Officer for each of the NEOs other than herself. For fiscal 2025, the Compensation Committee approved the bonus payments in the table below under the Annual Bonus Plan for each participating NEO.

Named Executive Officer	Fiscal 2025 Bonus Amount	Fiscal 2025 Bonus (as a Percentage of Target)
Laura Alber	$12,500,000	391%
Jeff Howie	$3,350,000	353%
Monica Bhargava	$630,000	70%
David King	$1,950,000	277%
Karalyn Yearout	$2,200,000	314%

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When determining bonus payments for each participating NEO, the Compensation Committee took into consideration:
•    Achievement of established financial and operating objectives for the Company and each business unit; and

•    A qualitative assessment of each NEO’s leadership accomplishments in the fiscal year (noting that accomplishments that increase stockholder return or that significantly impact future stockholder return are significant factors in the assessment of individual performance) as outlined in the “Key Accomplishments” table below.

Named Executive	Key Accomplishments
Laura Alber
Ms. Alber has served as our Chief Executive Officer since 2010, our President since 2006 and as a member of our Board since 2010. Her leadership has been critical to our strong financial performance, especially with the uncertain and unpredictable macroeconomic environment that we have experienced in the past few years. In fiscal 2025, we delivered comparable brand revenue growth of 3.5%, operating income of $1.42 billion, an operating margin of 18.1% and record diluted EPS of $8.84, beating internal and external expectations on both revenues and operating margin. Under Ms. Alber’s leadership, the Company successfully delivered on its three key priorities for fiscal 2025 – Returning to Growth, Elevating World-Class Customer Service, and Driving Earnings. She also was instrumental in returning $5 billion to our stockholders over the last five years through dividends and the Company’s stock repurchase program. Ms. Alber’s strategy has led to the Company’s successful acquisition of Rejuvenation and Dormify and launch of Mark and Graham and GreenRow, demonstrating the Company’s ability to grow and develop brands. Further, during Ms. Alber’s tenure, the Company reached Fortune 500 status, joined the S&P 500 Index, and grew market capitalization from $3 billion, when she became CEO, to over $24 billion at the end of fiscal 2025.

Jeff Howie
Mr. Howie has served as our Chief Financial Officer since 2022. Since assuming this role, he has played a critical part in the Company’s consistently strong earnings and disciplined capital allocation. In fiscal 2025, Mr. Howie helped deliver strong EPS and operating margin results, both of which exceeded external estimates. He also oversaw the Company’s capital allocation strategy, which generated a ROIC of 42.3%(1), and an Adjusted ROIC of 51.6%(1), both significantly above our peer group average. During his tenure as Chief Financial Officer, the Company has delivered total shareholder returns of 197.1%, significantly outperforming the S&P 500 total shareholder return of 81.9%. In addition to his financial leadership, Mr. Howie has operational oversight of Real Estate and Store Development, where he has been instrumental in advancing our retail optimization initiative, including closing underperforming stores, relocating stores from aging indoor malls to high-traffic lifestyle centers, and opening new stores in strategically attractive locations. These actions have improved the profitability of our retail fleet and contributed to the 6.4% comparable growth in our retail channel in fiscal 2025. Additionally, Mr. Howie heads our Business-to-Business department, which has proven to be a driver of the Company’s strong performance in recent years, and saw 10% growth in fiscal 2025.

Monica Bhargava
Ms. Bhargava has served as the President of Pottery Barn since 2023. In this role, she is responsible for the merchandising, product development, inventory management, marketing, creative services, visual merchandising, brand finance and operations for the Pottery Barn brand. She has been with the Company since 2000 and, during her tenure, has played a key role in driving market share growth and strengthening the brand’s reputation as a leading source of design inspiration. In fiscal 2025, Ms. Bhargava’s leadership contributed to returning the brand to growth. She also led Pottery Barn’s focus on successful collaborations and enhancing the in-store customer experience.

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Named Executive	Key Accomplishments
David King
Mr. King has served as our General Counsel since 2011. In this role, he is responsible for overseeing corporate governance, litigation, intellectual property, employment, regulatory, marketing, contract, risk, business continuity, and asset protection matters. He also manages the legal components of our global, strategic, and business development initiatives. In fiscal 2025, he oversaw the Company’s successful acquisition of Dormify’s intellectual property, led meetings with key investor governance teams, and supervised all public filings. Under Mr. King's leadership, the legal department has proactively protected the Company’s intellectual property and effectively managed both offensive and defensive commercial litigation.

Karalyn Yearout	Ms. Yearout has served as our Chief Talent Officer since 2019 and brings over 25 years of experience driving business transformation through talent and organizational strategy, including at other leading retailers. In this role, she leads organizational design, talent acquisition, employer brand and engagement, culture, and total rewards, and also oversees corporate facilities and security. Ms. Yearout partners closely with the Board on senior executive succession planning and aligning rewards with our pay for performance philosophy. In fiscal 2025, she delivered historically low turnover and strong engagement, strengthened the leadership pipeline, and advanced a high-performing, efficient organization—resulting in increased internal mobility and a well-developed internal talent bench.
(1)    See Appendix A for the calculation of ROIC and Adjusted ROIC.

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Long-Term Incentives

The Compensation Committee believes that long-term equity compensation awards encourage our executives to work toward the Company’s long-term business and strategic objectives and to maximize long-term stockholder returns. In addition, the Compensation Committee believes that equity awards incentivize executives to remain with the Company. In determining the long-term incentive awards for fiscal 2025, the Compensation Committee considered the experience and individual performance of the executive team, the unvested value of equity awards remaining in fiscal 2025 and relevant market data.
In fiscal 2025, equity was granted to our NEOs in the form of PSUs and RSUs. PSUs were granted with variable payout based on achievement of predetermined three-year performance goals. The Compensation Committee believes that granting equity in the form of PSUs and RSUs drives strong performance, aligns each executive’s interests with those of stockholders and provides an important and powerful retention tool.
For 2025, we increased our CEO’s mix of PSUs to 63%, up from 56%.

Component	Weighting (CEO/NEOs)	Time Frame (Vesting)	Purpose	Fiscal 2025 Performance Linkage
Performance-Based RSUs (PSUs)	63%/50%	3-year performance targets and cliff vesting
•Motivate achievement of the key indicators of Company success that best drive stockholder value
•Reward for attainment of long-term performance and stockholder value creation
•Attract and retain NEOs long-term
•Provide opportunity to build ownership in the Company

•Weighted across scorecard of relevant financial metrics that are aligned with stockholder interests:
◦Revenue Growth (3-year CAGR) (weighted 20%)
◦EPS (3-year CAGR) (weighted 20%)
◦Operating Cash Flow (3-year average) (weighted 30%)
◦Adjusted ROIC (3-year average) (weighted 30%)
•Emphasis on stock price performance

Time-Based RSUs	37%/50%	4-year pro-rated vesting	•Attract and retain NEOs long-term •Provide opportunity to build ownership in the Company •Align interests with stockholders	•Emphasis on stock price performance
PSUs earned are variable based on actual performance (subject to certain pre-established adjustments) relative to target, as follows:

Level	% of Target PSUs
Below Threshold	0%
Threshold	50%
Target	100%
Above Target	200%
Maximum (and above)	300%

The Compensation Committee established the three-year performance goals for the PSUs by reference to historical Company performance, our fiscal 2025 budget and our three-year earnings growth plan, which were presented to and reviewed by our Board. The PSU performance period will run from fiscal 2025 through fiscal 2027. We do not disclose the specific goals utilized until the completion of the performance period due to confidentiality and competitive concerns. We believe that the goals were set at challenging levels and are fully aligned with the rigorous expectations and long-term interests of our stockholders.
The Compensation Committee considered the recommendations of the Chief Executive Officer in determining the type and number of equity awards granted to each NEO (other than her own), which were based on:
•The executive’s performance and contribution to the profitability of the Company;
•The type and number of awards previously granted to each executive;

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•The executive’s outstanding equity awards;
•The vesting schedule of the executive’s outstanding equity awards;
•The optimal mix between performance and time-based long-term incentive awards and other types of compensation, such as base salary and bonus;
•The relative value of awards offered by peer companies and other select references to executives in comparable positions; and
•Additional factors, including increased responsibilities, succession planning and retention strategy.
The Compensation Committee believes that each factor influences the number of shares appropriate for each individual and that no one factor is determinative.
In determining the long-term incentive grant for the Chief Executive Officer, the Compensation Committee considered several factors, including the Company’s performance, the assessment by the Compensation Committee of the Chief Executive Officer’s performance, peer market data, and other select references, such as the S&P 500.
Annual RSU and PSU equity grants approved by the Compensation Committee in March 2025, with an effective grant date of April 4, 2025, were as follows:

Named Executive Officer	Target Equity Value(1)	Number of RSUs	Number of PSUs (at Target)
Laura Alber	$19,000,000	50,410	86,417
Jeff Howie	$3,500,000	12,602	12,602
Monica Bhargava	$3,000,000	10,802	10,802
David King	$1,500,000	5,401	5,401
Karalyn Yearout	$1,500,000	5,401	5,401
(1)    Please see “Grants of Plan-Based Award Table” on page 55 for accounting values.

PSUs Granted in Fiscal 2023
In fiscal 2023, the Compensation Committee granted PSUs to Laura Alber, Jeff Howie, Monica Bhargava, David King and Karalyn Yearout. The PSU grants made in 2023 were subject to achievement of three-year performance across four relevant financial metrics: Revenue (3-year CAGR, 20% weighting), EPS (3-year CAGR, 20% weighting), Operating Cash Flow (3-year average, 30% weighting), and Adjusted ROIC (3-year average, 30% weighting). These performance metrics covered fiscal 2023 through fiscal 2025, were established in March 2023 and were subject to certain pre-established adjustments. In March 2026, the Compensation Committee determined that actual performance resulted in the vesting of 232% of the target number of PSUs.

PSU Metric	Metric Weight (%)	Goal (at Target)	Actual	Payout (% of Target)
Revenue Growth (3-Year CAGR)	20	3%	(3.5)%	0%
EPS (3-Year CAGR)	20	0%	8.8%	259%
Operating Cash Flow (3-Year Avg.)	30	$750M	$1,471M	300%
Adjusted ROIC (3-Year Avg.)(1)	30	30.0%	53.0%	300%

			TOTAL	232%
(1)     Excludes the impact of an out-of-period freight adjustment recorded in fiscal year 2024 (see Appendix A for a discussion of this adjustment).
 Each NEO’s earned PSUs are set forth in the table below.

Named Executive Officer	Number of PSUs (at Target)	Number of PSUs Earned
Laura Alber	134,362	311,719
Jeff Howie	23,512	54,547
Monica Bhargava	21,250	49,299
David King	10,076	23,376
Karalyn Yearout	6,298	14,611

Benefits Provided to Named Executive Officers
Subject to limited exceptions, the benefits provided to our NEOs are generally available to our full-time associates.

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A limited number of Company executives, including our NEOs, are eligible for reimbursement of financial consulting and wellness services up to $12,000 annually. The Compensation Committee believes that providing this assistance is prudent given the complexity of executive compensation and financial arrangements and helps our executives maximize the compensation they are paid. The Company maintains an Executive Deferred Compensation Plan available to all U.S.-based employees at the Vice President level and above, which allows participants individual retirement savings on a tax- and cost-effective basis. The Company does not provide matching contributions under this plan and does not maintain any supplemental executive retirement plans. Additionally, employees at the Director level and above can participate in supplemental life insurance plans that offer enhanced benefits. The Compensation Committee believes these benefits are reasonable and support the Company’s ability to attract, retain and motivate executive leadership.
Certain of our long-tenured employees, which includes a subset of our NEOs, receive benefits under a car allowance program that we no longer offer to new employees.
Beginning in fiscal 2023, to address security considerations and support efficient travel for Ms. Alber, the Compensation Committee approved Ms. Alber’s personal use of the Company’s corporate aircraft at our expense. The Compensation Committee’s approval requires that the unreimbursed incremental costs of such usage do not exceed a pre-determined limit per fiscal year. This limit was set at $100,000 in March 2023 starting for fiscal 2023 and was increased to $220,000 in September 2025 for fiscal 2025 and future years. The Compensation Committee believes the current reimbursement limit is within competitive standards of other S&P 500 companies. Incremental cost is calculated based on the variable costs to the Company, including fuel costs, mileage, certain maintenance costs, on-board catering and certain other miscellaneous costs. In March 2025, following a security assessment conducted by an external corporate security company, the Compensation Committee approved (i) installation of additional security measures at Ms. Alber’s residence, up to $15,000 in incremental cost and (ii) up to $75,000 annually for security at Company events, functions and related travel for Ms. Alber and certain NEOs.
The value of the benefits offered to each of the NEOs is detailed in the “Other Annual Compensation” from Summary Compensation Table on page 54.

Roles in Determining Executive Compensation

Role of Compensation Committee

Each year, the Compensation Committee determines appropriate business targets for the fiscal year and evaluates executives’ performance against those targets. As the Compensation Committee structures the executive compensation program, it considers the accounting and tax implications of each compensation element, as well as stockholder dilution from any equity awards. The Compensation Committee updates the Board regarding compensation decisions for executives and for the Chief Executive Officer, except for adjustments to the Chief Executive Officer’s base salary, which are determined by the independent members of the Board. The Compensation Committee’s role is further detailed in the Compensation Committee Charter, which is available on our website at ir.williams-sonomainc.com/governance.
In making pay decisions, the Compensation Committee reviews each executive’s past and current compensation and analyzes:
•Each NEO’s achievement of established financial and operating objectives for that executive’s area of responsibility;
•The compensation opportunity for each NEO relative to the compensation opportunity disclosed by companies in our peer group and other select references for the officer’s corresponding position, for each compensation element;
•Internal positioning among the NEOs; and
•Whether value and vesting terms of outstanding long-term incentive awards are sufficient to provide an appropriate balance of short and long-term incentives, drive sustained performance, and provide potential for appropriate reward.
Role of Our Chief Executive Officer and Management
The Chief Executive Officer is present at Compensation Committee meetings (except when her own compensation is being discussed) and makes recommendations regarding the compensation program in general and each executive’s compensation specifically. Her recommendations are made in the context of peer group and other select references and are based on a quantitative analysis and comparison of each executive’s performance against fiscal year business and strategic objectives and her qualitative evaluation of each executive’s contributions to the Company’s long-term objectives. Further, she provides input on each executive’s respective responsibilities and growth potential, as well as each’s equity position and potential compensation payouts. Other members of management are also present at portions of Compensation Committee meetings to provide background information, as necessary.

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Role of Independent Compensation Committee Consultant
For fiscal 2025, Pay Governance LLC was the independent executive compensation consultant for the Compensation Committee. Pay Governance LLC provides services only as directed by the Compensation Committee and has no other relationship with the Company. The Compensation Committee has reviewed its relationship with Pay Governance LLC and has identified no conflicts of interest.
In fiscal 2025, Pay Governance LLC attended Compensation Committee meetings and provided periodic updates on relevant compensation trends and developments. In addition, Pay Governance LLC provided advice and analysis on topics such as Chief Executive Officer and Executive Officer compensation, Say on Pay, stockholder outreach, risk assessment of the executive compensation program, disclosure, equity utilization and non-employee Director compensation.
Role of Market Data
The Compensation Committee, the Chief Executive Officer and management believe that knowledge of general market practices, such as those of the S&P 500, and the specific compensation practices of our peer group, listed on page 40, are important in assessing the design and competitiveness of our compensation package. When market data is reviewed, it is considered as a reference point, rather than a fixed policy, for compensation positioning and decision-making. We do not set compensation to meet specific benchmarks or percentiles. When target total direct compensation was set at the beginning of fiscal 2025, the Compensation Committee confirmed the resulting competitive positioning was appropriate for each executive given their individual experience, complexity of role, business unit performance and the Company’s consistently strong operating and financial performance.
 Additional Information

Executive Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for our NEOs. Executive stock ownership supports the Company’s primary objective of creating long-term value for stockholders by aligning the executives’ interests directly with those of the Company’s stockholders. Each NEO is expected to maintain this minimum ownership while employed with us. The current guidelines for stock ownership are:

Position	Ownership Guideline
President and Chief Executive Officer	5x Base Salary
Other Named Executive Officers	2x Base Salary
The following equity holdings count toward the stock ownership guidelines: shares directly owned by the executive or the executive’s immediate family members; shares held in trust or any similar entity benefiting the executive or the executive’s immediate family; and shares owned through the Williams-Sonoma, Inc. Stock Fund under our 401(k) Plan. Unexercised stock appreciation rights, vested but unexercised stock options, performance shares with incomplete performance periods, and unvested RSUs or other full-value awards do not count towards the stock ownership guidelines listed above. We do not currently grant stock appreciation rights or stock options to our NEOs.
Executives covered under the ownership guidelines are required to retain at least 50% of the net after-tax shares received as a result of the release of RSUs until the applicable ownership guideline has been achieved. As of April 21, 2026, all our NEOs meet or exceed the stock ownership guidelines or comply with the stock retention requirements for vested RSUs that are designed to bring the executive up to the applicable ownership level. Ms. Alber’s personal wealth is tied to Company performance, and as of April 21, 2026, she held stock worth over 125x her base salary, well above the 5x guideline.
Double-Trigger Change of Control Provisions
Each of our NEOs is entitled to double-trigger change of control benefits under our 2012 EVP Level Management Retention Plan, other than our Chief Executive Officer, who is entitled to such benefits under an individual arrangement. None of our NEOs are provided with any type of “golden parachute” excise tax gross-up. We believe that our change of control arrangements are competitive compensation practices and meet the Company’s objectives of:
•Enhancing our ability to retain these key executives as such arrangements are an important component of competitive compensation programs;
•Ensuring that our executives remain objective and fully dedicated to the Company’s business and strategic objectives at a critical time;
•Facilitating a smooth transition should a change in control occur;
•Avoiding windfalls, which could occur if payments are made automatically as a result of the transaction; and
•Mitigating any potential employer liability and avoiding future disputes or litigation by requiring a departing executive to sign a release agreement acceptable to us as a condition to receiving such payments and benefits.

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The Compensation Committee has considered the total potential cost of the change of control arrangements provided to our NEOs and has determined that such cost is reasonable and reflects the importance of the objectives described above.
Please see the section titled “Employment Contracts and Termination of Employment and Change-of-Control Arrangements—Management Retention Agreement” and the section titled “Employment Contracts and Termination of Employment and Change-of-Control Arrangements—Management Retention Plan,” beginning on page 59, for more information.
Severance Protection for the Chief Executive Officer
As previously disclosed, we have entered into a severance arrangement with Ms. Alber providing for certain severance benefits in the event of the termination of her employment without cause or if she resigns for good reason, in each case, outside of the change in control context. Such severance benefits are conditioned, among other things, on her execution of a release agreement. The Compensation Committee implemented this arrangement to ensure that she remains focused on the Company’s business and strategic objectives rather than potential personal economic exposure and given that Ms. Alber’s departure in such circumstances is due, at least in part, to circumstances not within her control. The Compensation Committee has considered the total potential cost of her severance benefits and determined them to be reasonable.
Please see the section titled “Employment Contracts and Termination of Employment and Change-of-Control Arrangements—Amended and Restated Employment Agreement with Laura Alber,” beginning on page 60, for more information.
RSU and PSU Vesting Provisions Upon Death, Disability or Retirement
Additionally, consistent with the practice of many of our peers and to encourage our employees to remain employed with the Company through the date of the applicable vesting event, grants of RSUs, including the PSUs granted to our NEOs, provide for pro-rata vesting upon death or disability, and upon retirement, full vesting in the case of time-based RSUs and pro-rata vesting in the case of PSUs. Retirement is defined as leaving the Company at age 70 or later, with a minimum of 15 years of service. PSUs granted to our NEOs vest on a pro-rata basis subject to the achievement of the applicable performance goals in the event of death, disability or retirement. Currently, none of our NEOs are retirement eligible.
Please see the section titled “Employment Contracts and Termination of Employment and Change-of-Control Arrangements—Amended and Restated Employment Agreement with Laura Alber,” beginning on page 60, for more information.
Clawback Policy Following Financial Restatement
The SEC and the NYSE adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which require listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers.
In accordance with these final rules, in September 2023, the Board approved a Compensation Recovery Policy, which provides for recoupment of certain incentive compensation paid to current and former executive officers of the Company in the event of an accounting restatement of the Company’s financial statements.
Prohibition of Insider Trading, Hedging and Pledging Company Stock
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we maintain a written Insider Trading Policy which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the NYSE listing standards. Our Insider Trading Policy expressly bars hedging, derivative or any other speculative transactions involving the Company’s stock by all officers, employees and members of the Board, and any consultants, advisors and contractors to the Company and its subsidiaries that the Company designates, as well as members of the immediate families and households of these persons. Such prohibited transactions include hedging or derivative transactions, such as “cashless” collars, forward contracts, equity swaps or other similar or related transactions, or any short sale, “sale against the box,” or any equivalent transaction involving the Company’s stock or the stock of certain business partners. We also prohibit such persons from pledging Company stock to secure a loan, or from purchasing company stock on margin. In addition, we prohibit such persons from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit and maintain a quarterly black-out window where applicable individuals may not trade.
Our executive officers and members of our Board are permitted to enter into trading plans that are intended to comply with the requirements of Exchange Act Rule 10b5-1 so they may make predetermined trades of our stock. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended February 1, 2026.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 50

Beginning in 2012, the Compensation Committee ceased granting stock options or similar awards as part of our compensation program. As such, we do not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, or time the public release of such information based on stock option grant dates. In addition, we do not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant.
Our executive officers would not be permitted to choose the grant date for any stock option grants. During fiscal year 2025, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal 2025, none of our NEOs were awarded stock options.
Internal Revenue Code Section 162(m)
While Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers, the Compensation Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 51

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion with management, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for fiscal 2025.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Scott Dahnke, Chair William Ready Frits van Paasschen

* This report shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 52

Executive Compensation Tables

Summary Compensation Table

This table sets forth certain annual and long-term compensation earned by or granted to our Named Executive Officers. For more information on the realized pay of our Named Executive Officers, please see “Overview of Chief Executive Officer Compensation for Fiscal 2025” on page 41, “Components of Our Compensation Program, 2025 Decisions and the Decision-Making Process,” beginning on page 41, and “PSUs Granted in Fiscal 2023” on page 47.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus	Stock Awards(2)(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)(6)	Total
Laura Alber	2025	$1,600,000	—	$18,999,797	—	$12,500,000	$197,625	$33,297,422
Director, President, and Chief Executive Officer	2024	$1,600,000	—	$15,999,690	—	$10,000,000	$92,684	$27,692,374
	2023	$1,600,000	—	$13,999,878	—	$8,000,000	$96,662	$23,696,540

Jeff Howie	2025	$950,000	—	$3,499,827	—	$3,350,000	$31,267	$7,831,094
Executive Vice President, Chief Financial Officer	2024	$942,308	—	$3,499,541	—	$3,200,000	$25,356	$7,667,205
	2023	$900,000	—	$3,499,880	—	$2,500,000	$20,730	$6,920,610

Monica Bhargava	2025	$892,308	—	$2,999,931	—	$630,000	$25,451	$4,547,690
President, Pottery Barn Brand	2024	$850,000	—	$2,999,785	—	$1,800,000	$25,364	$5,675,149

David King	2025	$705,000	—	$1,499,966	—	$1,950,000	$23,931	$4,178,897
Executive Vice President, General Counsel	2024	$700,385	—	$1,499,893	—	$1,800,000	$23,831	$4,024,109
	2023	$675,000	—	$1,499,813	—	$1,400,000	$21,408	$3,596,221

Karalyn Yearout	2025	$696,154	—	$1,499,966	—	$2,200,000	$16,856	$4,412,976
Executive Vice President, Chief Talent Officer	2024	$671,154	—	$1,499,893	—	$1,800,000	$15,178	$3,986,225
	2023	$650,000	—	$1,249,983	—	$1,400,000	$12,150	$3,312,133

(1)    Variances in the salary column versus annual base salary rate are a result of the timing of paychecks issued in a given fiscal year.

(2)    Represents the grant date fair value of PSU and RSU awards granted in fiscal 2025, fiscal 2024 and fiscal 2023, as calculated in accordance with FASB ASC Topic 718 by multiplying the closing price of our stock on the trading day prior to the grant date of the awards (as determined in accordance with FASB ASC Topic 718) by the number of units granted. The number of PSUs and RSU awards granted is determined by dividing the total monetary value of each award by the closing price of our common stock on the trading day prior to the grant date, rounding down to the nearest whole share.

(3)     The amounts in the stock awards column include the fair market value of PSU awards assuming probable achievement of the performance goal at target levels resulting in the following fair market values for the PSU awards: Ms. Alber – $11,999,865 (fiscal 2025), $8,999,982 (fiscal 2024) and $7,999,913 (fiscal 2023); Mr. Howie - $1,749,914 (fiscal 2025), $1,749,770 (fiscal 2024) and $1,399,904 (fiscal 2023); Ms. Bhargava – $1,499,966 (fiscal 2025) and $1,499,893 (fiscal 2024); Mr. King – $749,983 (fiscal 2025), $749,946 (fiscal 2024) and $599,925 (fiscal 2023); and Ms. Yearout – $749,983 (fiscal 2025), $749,946 (fiscal 2024) and $374,983 (fiscal 2023). Assuming maximum achievement of the performance goal, the fair market value of those PSUs would be: Ms. Alber – $35,999,594 (fiscal 2025), $26,999,947 (fiscal 2024) and $23,999,740 (fiscal 2023); Mr. Howie – $5,249,741 (fiscal 2025), $5,249,311 (fiscal 2024) and $4,199,713 (fiscal 2023); Ms. Bhargava – $4,499,897 (fiscal 2025) and $4,499,678 (fiscal 2024); Mr. King – $2,249,949 (fiscal 2025), $2,249,839 (fiscal 2024) and $1,799,775 (fiscal 2023); and Ms. Yearout – $2,249,949 (fiscal 2025), $2,249,839 (fiscal 2024) and $1,124,949 (fiscal 2023).

(4)    Represents amounts earned under the Company’s 2021 Incentive Bonus Plan for fiscal 2025, fiscal 2024 and fiscal 2023.

(5)    Details are provided in the “Other Annual Compensation from Summary Compensation Table” below.

(6)    Excludes dividend equivalent payments, which were previously factored into the grant date fair value of disclosed equity awards.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 53

 Other Annual Compensation from Summary Compensation Table

This table sets forth the compensation and benefits included under “All Other Compensation” in the Summary Compensation Table above.

	Fiscal Year	Life Insurance Premiums(1)	Matching Contribution to the 401(k) Plan(2)	Car Allowance	Executive Financial Services	Executive Security Services	Personal Aircraft Usage(3)	Total
Laura Alber	2025	$10,063	$10,500	$6,000	$12,000	$10,733	$148,329	$197,625(3)
	2024	$10,063	$10,350	$6,000	$12,000	—	$54,271	$92,684(3)
	2023	$8,262	$9,900	$6,000	$12,000	—	$60,500	$96,662(3)
Jeff Howie	2025	$9,547	$10,500	$6,000	$5,220	—	—	$31,267
	2024	$9,006	$10,350	$6,000	—	—	—	$25,356
	2023	$4,830	$9,900	$6,000	—	—	—	$20,730
Monica Bhargava	2025	$8,951	$10,500	$6,000	—	—	—	$25,451
	2024	$8,514	$10,350	$6,500	—	—	—	$25,364
David King	2025	$7,017	$10,500	$6,000	$414	—	—	$23,931
	2024	$6,981	$10,350	$6,500	—	—	—	$23,831
	2023	$5,508	$9,900	$6,000	—	—	—	$21,408
Karalyn Yearout	2025	$3,609	$10,500	—	$2,747	—	—	$16,856
	2024	$2,329	$10,350	—	$2,499	—	—	$15,178
	2023	$2,250	$9,900	—	—	—	—	$12,150
(1)    Premiums paid by us for term life insurance in excess of $50,000 for each fiscal year.
(2)    Represents company matching contributions under our 401(k) plan. Similar to our other full-time employees, Named Executive Officers are eligible to participate in our 401(k) plan and received matching contributions from the Company of up to $10,500 during calendar year 2025, $10,350 during calendar year 2024 and $9,900 during calendar year 2023.
(3)    In fiscal 2025, 2024 and 2023, Ms. Alber was permitted to use our corporate aircraft for personal purposes at the Company’s expense, to the extent that the unreimbursed incremental costs of such usage did not exceed $220,000 per fiscal year for fiscal 2025 and $100,000 per fiscal year for 2024 and 2023. Amount represents such costs to the Company for personal flights taken by Ms. Alber. Incremental cost is calculated based on the variable costs to the Company, including fuel costs, mileage, certain maintenance costs, on-board catering, landing/ramp fees and certain other miscellaneous costs.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 54

Grants of Plan-Based Awards

This table sets forth certain information regarding all grants of plan-based awards made to the Named Executive Officers during fiscal 2025.

	Grant Date(1)	Compensation Committee Approval Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(4)
			Threshold	Target(2)(3)	Maximum(3)	Threshold (#)	Target (#)	Maximum (#)
Laura Alber			—	$3,200,000	$12,500,000	—	—	—	—	—
	4/4/2025	3/3/2025(5)	—	—	—	—	—	—	50,410	$6,999,933
	4/4/2025	3/3/2025(6)	—	—	—	43,208	86,417	259,251	—	$11,999,865
Jeff Howie			—	$950,000	$10,000,000	—	—	—	—	—
	4/4/2025	3/3/2025(5)	—	—	—	—	—	—	12,602	$1,749,914
	4/4/2025	3/3/2025(6)	—	—	—	6,301	12,602	37,806	—	$1,749,914
Monica Bhargava			—	$900,000	$10,000,000	—	—	—	—	—
	4/4/2025	3/3/2025(5)	—	—	—	—	—	—	10,802	$1,499,966
	4/4/2025	3/3/2025(6)	—	—	—	5,401	10,802	32,406	—	$1,499,966
David King				$705,000	$10,000,000	—	—	—	—	—
	4/4/2025	3/3/2025(5)	—	—	—	—	—	—	5,401	$749,983
	4/4/2025	3/3/2025(6)	—	—	—	2,700	5,401	16,203	—	$749,983
Karalyn Yearout			—	$700,000	$10,000,000	—	—	—	—	—
	4/4/2025	3/3/2025(5)	—	—	—	—	—	—	5,401	$749,983
	4/4/2025	3/3/2025(6)	—	—	—	2,700	5,401	16,203	—	$749,983

(1)    The approval date represents the date that the Compensation Committee approved the stock award. The grant date represents the grant date of the stock awards as determined in accordance with FASB ASC 718, which is the same date that the Compensation Committee determined that the stock award grants would become effective.
(2)    Target potential payment for each eligible executive pursuant to our established incentive targets.
(3)    As described in the section titled “Fiscal 2025 Incentive Payout Summary” in the Compensation Discussion and Analysis on page 37, the threshold performance goal for the Annual Bonus Plan was positive net cash flow provided by operating activities, as set forth in the Company’s consolidated statements of cash flows, and the secondary performance goal was set as an EPS target of $8.72. As further described in the section titled “Components of our Compensation Program, 2025 Decisions and the Decision-Making Process—Annual Cash Bonus” in the Compensation Discussion and Analysis on page 42, the Annual Bonus Plan’s threshold performance goal was achieved and the secondary performance goal was achieved at the maximum level.
(4)    Represents the grant date fair value of awards granted in fiscal 2025, as calculated in accordance with FASB ASC Topic 718 by multiplying the closing price of our stock on the trading day prior to the grant date of the awards (as determined in accordance with FASB ASC Topic 718) by the number of units granted.
(5)    Grants of RSUs. See the section titled “Components of our Compensation Program, 2025 Decisions and the Decision-Making Process—Long-Term Incentives” in the Compensation Discussion and Analysis beginning on page 46 and the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 56 for more information regarding these grants.
(6)    Grants of PSUs. See the section titled “Components of our Compensation Program, 2025 Decisions and the Decision-Making Process—Long-Term Incentives” in the Compensation Discussion and Analysis beginning on page 46 and the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 56 for more information regarding these grants.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 55

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth information regarding equity awards held by our Named Executive Officers on February 1, 2026.

Name	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(1)(4)
Laura Alber	50,410(2)	$10,316,407	—	—
	—	—	259,251(3)	$53,055,717
	33,532(4)	$6,862,324	—	—
	—	—	172,452(5)	$35,292,302
	50,386(6)	$10,311,495	—	—
	311,719(7)	$63,793,293	—	—
	18,274(8)	$3,739,774	—	—
Jeff Howie	12,602(2)	$2,578,999	—	—
	—	—	37,806(3)	$7,736,998
	8,382(4)	$1,715,376	—	—
	—	—	33,528(5)	$6,861,505
	17,636(6)	$3,609,207	—	—
	54,547(7)	$11,163,044	—	—
	6,984(9)	$1,429,276	—	—
	6,396(8)	$1,308,941	—	—
Monica Bhargava	10,802(2)	$2,210,629	—	—
	—	—	32,406(3)	$6,631,888
	7,186(4)	$1,470,615	—	—
	—	—	28,740(5)	$5,881,641
	6,492(10)	$1,328,588	—	—
	20,077(11)	$4,108,758	—	—
	14,696(6)	$3,007,536	—	—
	29,222(7)	$5,980,282	—	—
	8,300(12)	$1,698,595	—	—
	2,132(8)	$436,314	—	—
David King	5,401(2)	$1,105,315	—	—
	—	—	16,203(3)	$3,315,944
	3,594(4)	$735,512	—	—
	—	—	14,370(5)	$2,940,821
	7,558(6)	$1,546,745	—	—
	23,376(7)	$4,783,898	—	—
	4,264(8)	$872,628	—	—
Karalyn Yearout	5,401(2)	$1,105,315	—	—
	—	—	16,203(3)	$3,315,944
	3,594(4)	$735,512	—	—
	—	—	14,370(5)	$2,940,821
	7,348(6)	$1,503,768	—	—
	14,611(7)	$2,990,141	—	—
	2,666(8)	$545,597	—	—

(1)Based on a stock price of $204.65, the closing price of our common stock on January 30, 2026, the last business day of fiscal 2025.
(2)Represents RSUs granted on April 4, 2025. The RSUs vest as follows: (i) 25% of the units vest on April 4, 2026; (ii) 25% of the units vest on April 4, 2027; (iii) 25% of the units vest on April 4, 2028; and (iv) 25% of the units vest on April 4, 2029, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(3)Represents PSU granted on April 4, 2025. The grant date for these purposes is the date that the Compensation Committee approved the grant of the PSUs. The PSU vest on April 4, 2028, subject to continued service and achievement of performance criteria. As required under the SEC rules, the shares above reflect a hypothetical maximum payout of 300% based on performance trending through the end of fiscal 2025. Actual amounts paid may be lower and will not be determined until the completion of the performance period. This award has a potential payout range of 0% for below threshold performance to 300% for maximum performance depending on the extent to which the performance criteria are achieved. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 56

(4)Represents RSUs granted on March 22, 2024. The RSUs vest as follows: (i) 25% of the units vested on March 22, 2025; (ii) 25% of the units vest on March 22, 2026; (iii) 25% of the units vest on March 22, 2027; and (iv) 25% of the units vest on March 22, 2028, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(5)Represents PSUs granted on March 22, 2024. The grant date for these purposes is the date that the Compensation Committee approved the grant of the PSUs. The PSUs vest on March 22, 2027, subject to continued service and achievement of performance criteria. As required under the SEC rules, the shares above reflect a hypothetical maximum payout of 300% based on performance trending through the end of fiscal 2024. Actual amounts paid may be lower and will not be determined until the completion of the performance period. This award has a potential payout range of 0% for below threshold performance to 300% for maximum performance depending on the extent to which the performance criteria are achieved. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(6)Represents RSUs granted on March 21, 2023. The RSUs vest as follows: (i) 25% of the units vested on March 21, 2024; (ii) 25% of the units vested on March 21, 2025; (iii) 25% of the units vest on March 21, 2026; and (iv) 25% of the units vest on March 21, 2027, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(7)Represents PSUs granted on March 21, 2023. The grant date for these purposes is the date that the Compensation Committee approved the grant of the PSUs. The PSUs vest on March 21, 2026, subject to continued service. The shares above reflect a payout of 232% based on actual achievement of the performance criteria. See the section entitled “Components of Our Compensation Program, 2025 Decisions and the Decision-Making Process—PSUs Granted in Fiscal 2023” in the Compensation Discussion and Analysis beginning on page 47 for more information regarding the achievement of the performance criteria. In addition, upon vesting, the executive will receive a cash payment equal to dividends declared between the grant date and the vesting date.
(8)Represents RSUs granted on March 21, 2022. The RSUs vest as follows: (i) 25% of the units vested on March 21, 2023; (ii) 25% of the units vested on March 21, 2024; (iii) 25% of the units vested on March 21, 2025; and (iv) 25% of the units vest on March 21, 2026, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(9)Represents RSUs granted on September 12, 2022. The RSUs vest as follows: (i) 25% of the units vested on September 12, 2023; (ii) 25% of the units vested on September 12, 2024; (iii) 25% of the units vested on September 12, 2025; and (iv) 25% of the units vest on September 12, 2026, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(10)Represents RSUs granted on August 1, 2023. The RSUs vest as follows: (i) 25% of the units vested on August 1, 2024; (ii) 25% of the units vested on August 1, 2025; (iii) 25% of the units vest on August 1, 2026; and (iv) 25% of the units vest on August 1, 2027, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.
(11)Represents PSUs granted on August 1, 2023. The grant date for these purposes is the date that the Compensation Committee approved the grant of the PSUs. The PSUs vest on March 21, 2026, subject to continued service. The shares above reflect a payout of 232% based on actual achievement of the performance criteria. See the section entitled “Components of Our Compensation Program, 2025 Decisions and the Decision-Making Process—PSUs Granted in Fiscal 2023” in the Compensation Discussion and Analysis beginning on page 47 for more information regarding the achievement of the performance criteria. In addition, upon vesting, the executive will receive a cash payment equal to dividends declared between the grant date and the vesting date.
(12)Represents RSUs granted on January 25, 2023. The RSUs vest as follows: (i) 25% of the units vested on January 25, 2024; (ii) 25% of the units vested on January 25, 2025; (iii) 25% of the units vest on January 25, 2026; and (iv) 25% of the units vest on January 25, 2027, each subject to continued service. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 57

Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of RSUs held by our Named Executive Officers during fiscal 2025.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1)
Laura Alber	226,239	$36,969,329
Jeff Howie	92,579	$15,594,622
Monica Bhargava	32,749	$5,767,508
David King	28,713	$4,655,730
Karalyn Yearout	19,200	$3,126,193

(1)    The value realized upon vesting is calculated as the closing price of our stock on the trading day prior to the vesting date multiplied by the number of units vested.

Pension Benefits

None of our Named Executive Officers received any pension benefits during fiscal 2025.

Nonqualified Deferred Compensation

The following table reflects amounts deferred under the Executive Deferred Compensation Plan by our Named Executive Officers.

Name	Executive Contributions in Fiscal 2025(1)	Registrant Contributions in Fiscal 2025	Aggregate Earnings (Loss) in Fiscal 2025(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at February 1, 2026
Laura Alber	—	—	—	—	—
Jeff Howie	$845,385	—	$817,165	—	$6,486,749(3)
Monica Bhargava	—	—	$4,855	—	$124,275
David King	—	—	—	—	—
Karalyn Yearout	—	—	—	—	—
(1)    These amounts represent executive contributions attributable to fiscal 2025, and are included in the Summary Compensation Table for fiscal 2025 in the salary and bonus columns.
(2)    None of the earnings in this column are included in the Summary Compensation Table for fiscal year 2025 because they were not preferential or above market.
(3)    Balance at last fiscal year end includes the following amount reported as compensation to the NEO in the Summary Compensation Table for fiscal years prior to fiscal year 2025: Mr. Howie, $1,515,385.
Participation in the Executive Deferred Compensation Plan is limited to a group of select management and highly compensated employees. In fiscal 2025, participants were able to defer up to 75% of their base salary and up to 100% of their bonus, net of applicable employment and withholding taxes and subject to a minimum deferral requirement (5% of salary). Participant accounts are not put aside in trust or any other funding vehicle, and the obligations of the Company to pay are an unsecured promise to pay in the future. Although no investments are held in the plan, participant accounts track investment funds chosen by the participant from a specified list, and accounts are adjusted for earnings that the investments would have accrued had the investment fund been held by such participant accounts. Accounts are generally distributed at termination of employment, although a participant can make an election at the time of deferral to have the distribution occur at an earlier or later date. A choice of quarterly installments over 5, 10, 15 or 20 years, or a single lump sum, is available for terminations due to retirement or disability, as defined in the plan, if the account is over $15,000. All other distributions are paid as a single lump sum. The commencement of payments can be postponed, subject to advance election and minimum deferral requirements. At death, the plan may provide a death benefit funded by a life insurance policy, in addition to payment of the participant’s account.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 58

Employment Contracts and Termination of Employment and Change-of-Control Arrangements

Management Retention Agreement

We entered into an amended and restated management retention agreement with Laura Alber on September 6, 2012. The management retention agreement restates substantially all of the material terms of the prior agreement, with the exception of extending the term of the agreement through September 7, 2033. All other terms are substantially the same as the EVP Retention Plan, as described below.

Management Retention Plan

Effective as of March 21, 2025, we amended and restated the 2012 EVP Level Management Retention Plan, or the EVP Retention Plan. The EVP Retention Plan restates all of the material terms of the prior 2012 EVP Level Management Retention Plan. Each of Mr. Howie, Ms. Bhargava, Mr. King and Ms. Yearout are subject to the EVP Retention Plan. The EVP Retention Plan will remain in effect through March 20, 2028, unless earlier terminated by the Company in accordance with the plan.

If within 18 months following a change of control, an executive’s employment is terminated by us without “cause,” or by the executive for “good reason,” then (i) 100% of such executive’s outstanding equity awards, including full value awards, with performance-based vesting where the payout is a set number or zero depending on whether the performance metric is obtained, will immediately become fully vested, except that if a full value award has performance-based vesting and the performance period has not been completed and the number of shares that can be earned is variable based on the performance level, a pro-rata portion of such executive’s outstanding equity awards will immediately become fully vested at the target performance level, and (ii) in lieu of continued employment benefits (other than as required by law), such executive will be entitled to receive payments of $3,000 per month for 12 months.

In addition, if, within 18 months following a change of control, the executive’s employment is terminated by us without “cause,” or by the executive for “good reason,” such executive will be entitled to receive (i) severance equal to 200% of such executive’s base salary as in effect immediately prior to the change of control or such executive’s termination, whichever is greater, with such severance to be paid over 24 months, and (ii) 200% of the average annual bonus received by such executive in the last 36 months prior to the termination, with such severance to be paid over 24 months.

Each executive’s receipt of the severance benefits discussed above is contingent on such executive signing and not revoking a release of claims against us, such executive’s continued compliance with our Code of Business Conduct and Ethics (including its provisions relating to confidential information and non-solicitation), such executive not accepting employment with one of our competitors, and such executive’s continued non-disparagement of us. In the event that the severance payments and other benefits payable to an executive under a retention agreement constitute a “parachute payment” under Section 280G of the U.S. tax code and would be subject to the applicable excise tax, then the executive’s severance payments and other benefits will be either (i) delivered in full or (ii) delivered to a lesser extent such that no portion of the benefits are subject to the excise tax, whichever results in the receipt by such executive on an after-tax basis of the greatest amount of benefits (such provision, a “better after-tax” provision).

For purposes of the EVP Retention Plan, “cause” means: (i) an act of dishonesty made by the executive in connection with his or her responsibilities as an employee; (ii) the executive’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) the executive’s gross misconduct; (iv) the executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the executive owes an obligation of nondisclosure as a result of the executive’s relationship with the Company; (v) the executive’s willful breach of any obligations under any written agreement or covenant with the Company or breach of the Company’s Code of Business Conduct and Ethics; or (vi) the executive’s continued failure to perform his or her employment duties after he or she has received a written demand of performance which specifically sets forth the factual basis for the belief that the executive has not substantially performed his or her duties and has failed to cure such non-performance within 30 days after receiving such notice.

For purposes of the EVP Retention Plan, “change of control” means the occurrence of any of the following events: (i) a change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, or a Person, acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a change of control; or (ii) a change in the effective control of the Company which occurs on the date that a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of the appointment or election; provided, however, that for purposes of this subsection (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a change of control; or (iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the

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date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction shall not be deemed a change of control unless the transaction qualifies as a change in the ownership of the Company, change in the effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, each within the meaning of Section 409A.

For purposes of the EVP Retention Plan, “good reason” means, without the executive’s consent, (i) a material reduction in his or her annual base salary (except pursuant to a reduction generally applicable to senior executives of the Company), (ii) a material diminution of his or her authority, duties or responsibilities, (iii) the executive ceasing to report directly to a specified individual or the Board of the Company or the entity holding all or substantially all of the Company’s assets following a change of control, or (iv) relocation of the executive to a location more than 50 miles from the Company’s San Francisco, California main office location. In addition, upon any such voluntary termination for good reason, the executive must provide written notice to the Company of the existence of one or more of the above conditions within 90 days of its initial existence, and the Company must be provided with at least 30 days from the receipt of the notice to remedy the condition.

Amended and Restated Employment Agreement with Laura Alber

We entered into an amended and restated employment agreement with Laura Alber, effective as of September 6, 2012, which amended and restated the prior agreement entered into with Ms. Alber, effective May 26, 2010. The employment agreement restates substantially all of the material terms of the prior agreement, with the exception of extending the term of the agreement through September 7, 2033 and referencing Ms. Alber’s then current base salary of $1,300,000. If we terminate Ms. Alber’s employment without “cause,” if she terminates her employment with us for “good reason,” or if her employment is terminated due to her death or “disability,” she will be entitled to receive (i) severance equal to 24 months of her base salary to be paid over 24 months, (ii) a lump sum payment equal to 200% of the average annual bonus received by her in the last 36 months prior to the termination, (iii) in lieu of continued employment benefits (other than as required by law), payments of $3,000 per month for 18 months, and (iv) accelerated vesting of her then-outstanding equity awards that vest solely based upon Ms. Alber’s continued service by up to an additional 18 months’ of vesting credit, and if the awards were subject to cliff-vesting of more than one year, the cliff-vesting provision will be lifted and vesting credit given as if the award had been subject to monthly vesting, and equity awards subject to performance-based vesting will remain outstanding through the date upon which the achievement of the applicable performance milestones are certified with such awards paid out, subject to the attainment of the applicable performance milestones, to the same extent and at the same time as if Ms. Alber had remained employed through the 18-month anniversary of her termination date. Ms. Alber’s receipt of the severance benefits discussed above is contingent on her signing and not revoking a release of claims against us, her continued compliance with our Code of Business Conduct and Ethics (including its provisions relating to confidential information and non-solicitation), her not accepting employment with one of our competitors, and her continued non-disparagement of us.

For purposes of the employment agreement with Ms. Alber, “cause” is defined as (i) an act of dishonesty made by her in connection with her responsibilities as an employee, (ii) Ms. Alber’s conviction of or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (iii) Ms. Alber’s gross misconduct, (iv) Ms. Alber’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom she owes an obligation of nondisclosure as a result of her relationship with the Company, (v) Ms. Alber’s willful breach of any obligations under any written agreement or covenant with the Company or breach of the Company’s Code of Business Conduct and Ethics, or (vi) Ms. Alber’s continued failure to perform her employment duties after she has received a written demand of performance from the Board which specifically sets forth the factual basis for the Board’s belief that she has not substantially performed her duties and has failed to cure such non-performance to the Company’s satisfaction within 30 days after receiving such notice.
For purposes of the employment agreement with Ms. Alber, “disability” means Ms. Alber (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering Company employees.

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For purposes of the employment agreement with Ms. Alber, “good reason” is defined as, without Ms. Alber’s consent, (i) a reduction in her base salary (except pursuant to a reduction generally applicable to senior executives of the Company), (ii) a material diminution of her authority or responsibilities, (iii) a reduction of Ms. Alber’s title, (iv) Ms. Alber ceasing to report directly to the Board of Directors, or (v) the Board of Directors failing to re-nominate Ms. Alber for Board membership when her Board term expires while she is employed by the Company. In addition, upon any such voluntary termination for good reason, Ms. Alber must provide written notice to the Company of the existence of one or more of the above conditions within 90 days of its initial existence and the Company must be provided with at least 30 days to remedy the condition.
The following table describes the payments and/or benefits which would have been owed by us to Ms. Alber as of February 1, 2026 if her employment had been terminated in various situations, without taking into account the “better after-tax” provision or applicable taxes.

Compensation and Benefits	Termination Without Cause or for Good Reason (No Change-of-Control)	Termination Without Cause or for Good Reason (Change-of-Control)	Death/Disability
Base Salary(1)	$3,200,000	$3,200,000	$3,200,000(2)
Bonus Payment(3)	$14,466,667	$14,466,667	$14,466,667(2)
Equity Awards(4)(5)	$81,600,504(6)	$88,176,522(7)	$81,600,504(6)
Health Care Benefits(8)	$54,000	$36,000	$54,000
(1)    Represents 200%, or 24 months, of Ms. Alber’s base salary as of February 1, 2026.
(2)    Will be reduced by the amount of any payments Ms. Alber receives through Company-paid insurance policies.
(3)    Represents 200% of the average annual bonus received by Ms. Alber in the 36-month period prior to February 1, 2026.
(4)    Value is based on a stock price of $204.65, the closing price of our common stock on January 30, 2026, the last business day of fiscal 2025.
(5)    For illustrative purposes only, PSUs are estimated at target.
(6)    Represents the sum of (i) $29,075,444 for acceleration of vesting of 142,074 RSU and (ii) $52,525,060 for acceleration of vesting of 256,658 PSUs.
(7)    Represents the sum of (i) $31,229,999 for acceleration of vesting of 152,602 RSUs and (ii) $56,946,523 for acceleration of vesting of 278,263 PSUs.
(8)    Based on a monthly payment of $3,000 to be paid by the Company for 18 months or 12 months, as applicable, in lieu of continued employment benefits.

All Other Named Executive Officers

Except as described above in connection with a termination following a change of control of the Company, the other Named Executive Officers are generally not entitled to severance benefits in connection with their termination for good reason or involuntary termination. The following table describes the payments and/or benefits which would have been owed by us to the Named Executive Officers as of February 1, 2026 under the EVP Retention Plan if, within 18 months following a change of control of the Company, the executive’s employment was terminated by us without cause, or by the executive for good reason, without taking into account the “better after-tax” provision or applicable taxes.

Potential Double-Trigger Change in Control Benefits
Name	Base Salary(1)	Bonus Payment(2)	Equity Awards(3)	Health Care Benefits(4)
Jeff Howie	$1,900,000	$4,966,667	$20,319,699(5)	$36,000
Monica Bhargava	$1,800,000	$2,633,333	$18,672,266(6)	$36,000
David King	$1,410,000	$2,600,000	$8,407,841(7)	$36,000
Karalyn Yearout	$1,400,000	$2,633,333	$7,264,666(8)	$36,000

(1)     Represents 200% of each Named Executive Officer’s base salary as of February 1, 2026.

(2)     Represents 200% of the average annual bonus received by each Named Executive Officer in the 36-month period prior to February 1, 2026.

(3)     Value is based on a stock price of $204.65, the closing price of our common stock on January 30, 2026, the last business day of fiscal 2025.

(4)     Based on a monthly payment of $3,000 to be paid by the Company for 12 months in lieu of continued employment benefits.

(5)     Represents the sum of (i) $10,641,800 for acceleration of vesting of 52,000 RSUs and (ii) $9,677,899 for acceleration of vesting of 47,290 PSUs.

(6)     Represents the sum of (i) $10,152,277 for acceleration of vesting of 49,608 RSUs and (ii) $8,519,989 for acceleration of vesting of 41,632 PSUs.

(7)     Represents the sum of (i) $4,260,199 for acceleration of vesting of 20,817 RSUs and (ii) $4,147,642 for acceleration of vesting of 20,267 PSUs.

(8)     Represents the sum of (i) $3,890,192 for acceleration of vesting of 19,009 RSUs and (ii) $3,374,474 for acceleration of vesting of 16,489 PSUs.

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 Acceleration Provisions Under Equity Award Agreements and 2001 Long-Term Incentive Plan

RSUs and PSUs units were granted to our Named Executive Officers in each of fiscal 2025, 2024 and 2023. Pursuant to our equity award agreements, our Named Executive Officers are eligible for pro-rata accelerated vesting of their equity awards in the event of a Named Executive Officer’s death or “disability,” and upon “retirement,” full vesting in the case of time-based RSUs and pro-rata vesting in the case of performance-based RSUs. Such accelerated vesting benefits are subject to the achievement of performance goals in the case of PSUs. The PSUs also provide that upon a “change in control,” the performance goals shall be deemed satisfied at target and, for purposes of any severance and corporate transaction vesting provisions, the PSUs will generally be treated in the same manner as a time-based RSU award covering the number of shares based on such deemed target performance.
For purposes of the equity awards, “disability” means the occurrence of any of the following events: (i) the executive being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than 12 months; (ii) the executive is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under the Company’s accident and health plan covering the Company’s employees; or (iii) the executive has been determined to be totally disabled by the Social Security Administration.
For purposes of the equity awards, “retirement” means the executive’s termination of employment for a reason other than “cause,” “disability,” or death subsequent to the executive having attained age 70 and having been employed by the Company for at least 15 years. Currently, none of the Named Executive Officers satisfy the requirements for “retirement.”
For purposes of the equity awards, “cause” means: (i) embezzlement, theft or misappropriation by the executive of any property of any of the Company; (ii) the executive’s breach of any fiduciary duty to the Company; (iii) the executive’s failure or refusal to comply with laws or regulations applicable to the Company and their businesses or the policies of the Company governing the conduct of its employees or directors; (iv) the executive’s gross incompetence in the performance of their job duties; (v) the executive’s commission of a felony or of any crime involving moral turpitude, fraud or misrepresentation; (vi) the executive’s failure to perform duties consistent with a commercially reasonable standard of care; (vii) the executive’s failure or refusal to perform job duties or to perform specific directives of the executive’s supervisor or designee, or the senior officers or the Board; or (viii) any gross negligence or willful misconduct by the executive resulting in loss to the Company or damage to the reputation of the Company.
For purposes of the equity awards, “change in control” generally has the same meaning as “change in control” under the EVP Retention Plan or in the Named Executive Officer’s employment agreement, as applicable.
In addition, our 2001 Long-Term Incentive Plan provides that, in the event of a merger or sale of all or substantially all of the assets of the Company, a liquidation or dissolution of the Company or a corporate reorganization of the Company, equity awards held by all plan participants (including our Named Executive Officers) will vest in full immediately prior to such transaction to the extent they are terminated at the time of such transaction without provision to the holder of an equivalent substitute award. The following table describes the benefits which would have been paid to our Named Executive Officers under these provisions had they been fully triggered on February 1, 2026. None of our Named Executive Officers were eligible to retire on February 1, 2026.

Name	Death/Disability(1)(2)	Award Termination (No Substitute Award)(1)(2)
Laura Alber	$56,604,144(3)(4)	$88,176,522(9)
Jeff Howie	$13,523,067(5)	$20,319,699(10)
Monica Bhargava	$12,881,285(6)	$18,672,266(11)
David King	$5,855,241(7)	$8,407,841(12)
Karalyn Yearout	$4,775,917(8)	$7,264,666(13)
(1)     Value is based on a stock price of $204.65, the closing price of our common stock on January 30, 2026, the last business day of fiscal 2025.
(2)     For illustrative purposes only, PSUs are estimated at target.
(3)     Under the terms of her employment agreement, Ms. Alber may be entitled to greater acceleration in the event of her death or disability, as described above in the table on page 61.
(4)     Represents the sum of (i) $20,129,579 for acceleration of vesting of 98,361 RSUs and (ii) $36,474,565 for acceleration of vesting of 178,229 PSUs.
(5)     Represents the sum of (i) $10,836,217 for acceleration of vesting of 52,950 RSUs and (ii) $2,686,850 for acceleration of vesting of 13,129 PSUs.
(6)     Represents the sum of (i) $6,982,453 for acceleration of vesting of 34,119 RSUs and (ii) $5,898,832 for acceleration of vesting of 28,824 PSUs.
(7)     Represents the sum of (i) $3,032,504 for acceleration of vesting of 14,818 RSUs and (ii) $2,822,737 for acceleration of vesting of 13,793 PSUs.
(8)     Represents the sum of (i) $2,683,371 for acceleration of vesting of 13,112 RSU and (ii) $2,092,546 for acceleration of vesting of 10,225 PSUs.

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(9)    Represents the sum of (i) $31,229,999 for acceleration of vesting of 152,602 RSUs and (ii) $56,946,523 for acceleration of vesting of 278,263 PSUs.
(10)    Represents the sum of (i) $10,641,800 for acceleration of vesting of 52,000 RSUs and (ii) $9,677,899 for acceleration of vesting of 47,290 PSUs.
(11)    Represents the sum of (i) $10,152,277 for acceleration of vesting of 49,608 RSUs and (ii) $8,519,989 for acceleration of vesting of 41,632 PSUs.
(12)    Represents the sum of (i) $4,260,199 for acceleration of vesting of 20,817 RSUs and (ii) $4,147,642 for acceleration of vesting of 20,267 PSUs.
(13)    Represents the sum of (i) $3,890,192 for acceleration of vesting of 19,009 RSUs and (ii) $3,374,474 for acceleration of vesting of 16,489 PSUs.

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Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(7)	Adjusted EPS(8)
					Total Stockholder Return(5)	Peer Group Total Stockholder Return(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$33,297,422	$56,216,918	$5,242,664	$6,804,597	$349.00	$164.12	$1,088	$9.57(9)
2024	$27,692,374	$132,461,444	$5,338,172	$21,413,899	$355.00	$161.20	$1,125	$8.50(10)
2023	$23,696,540	$65,270,818	$6,238,565	$13,793,742	$172.58	$114.73	$950	$7.43
2022	$17,322,255	$(163,581)	$5,596,435	$(3,488,288)	$102.31	$88.85	$1,128	$8.27
2021	$21,324,327	$78,793,201	$6,411,575	$15,913,266	$122.02	$108.64	$1,126	$7.43
(1)     The following table lists the PEO and non-PEO NEOs for each of fiscal years 2025, 2024, 2023, 2022 and 2021.

Year	PEO	Non-PEO NEOs
2025	Laura Alber	Jeff Howie, Monica Bhargava, David King and Karalyn Yearout
2024	Laura Alber	Jeff Howie, Monica Bhargava, David King and Karalyn Yearout
2023	Laura Alber	Jeff Howie, Marta Benson, David King and Karalyn Yearout
2022	Laura Alber	Jeff Howie, Marta Benson, David King, Alex Bellos and Julie Whalen
2021	Laura Alber	Julie Whalen, Alex Bellos, Marta Benson and Ryan Ross
(2)     The dollar amounts reported represent the amount of “compensation actually paid,” as calculated in accordance with the Pay Versus Performance Rules. These dollar amounts do not reflect the actual amounts of compensation earned by or paid to our NEOs during the applicable year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (refer to the Summary Compensation Table for additional information).
(3)     The following table shows the amounts deducted from and added to the Summary Compensation Table total to calculate “compensation actually paid” to Ms. Alber in accordance with the Pay Versus Performance Rules:

		Equity Award Adjustments							Compensation Actually Paid to PEO
Year	Summary Compensation Table Total for PEO	Reported Value of Equity Awards	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value
2025	$33,297,422	$(18,999,797)	$54,529,504	$(1,759,212)	—	$(10,850,999)	—	—	$56,216,918
2024	$27,692,374	$(15,999,690)	$39,825,913	$69,008,157	—	$11,934,690	—	—	$132,461,444
2023	$23,696,540	$(13,999,878)	$38,529,195	$19,637,693	—	$(2,592,732)	—	—	$65,270,818
2022	$17,322,255	$(11,999,916)	$9,258,310	$(12,970,739)	—	$(1,773,491)	—	—	$(163,581)
2021	$21,324,327	$(11,999,857)	$21,522,305	$31,916,002	—	$16,030,424	—	—	$78,793,201
(4)     The following table shows the amounts deducted from and added to the average Summary Compensation Table total to calculate the average “compensation actually paid” to our non-PEO NEOs in accordance with the Pay Versus Performance Rules.

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		Equity Award Adjustments							Average Compensation Actually Paid to Non-PEO NEOs
Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value
2025	$5,242,664	$(2,374,923)	$6,125,226	$(319,697)	—	$(1,868,673)	—	—	$6,804,597
2024	$5,338,172	$(2,374,778)	$5,610,605	$11,201,826	—	$1,638,074	—	—	$21,413,899
2023	$6,238,565	$(4,062,400)	$7,798,414	$4,015,120	—	$(195,957)	—	—	$13,793,742
2022	$5,596,435	$(3,899,851)	$1,978,459	$(984,095)	—	$(252,583)	$(5,926,653)	—	$(3,488,288)
2021	$6,411,575	$(3,062,327)	$4,943,199	$5,227,599	—	$2,393,220	—	—	$15,913,266
(5)     The Company TSR assumes an initial fixed investment of $100 on January 31, 2021, through the end of the listed fiscal year, as well as the reinvestment of dividends.
(6)     The Company’s peer group total stockholder return, or the Peer Group TSR, set forth in this table was determined using the S&P 500 Consumer Discretionary Distribution and Retail industry index, which we also use in preparing the stock performance graph required by Item 201(e) of Regulation S-K for our Annual Report for the fiscal year ended February 1, 2026. The Peer Group TSR assumes an initial fixed investment of $100 on January 31, 2021, through the end of the listed fiscal year, as well as the reinvestment of dividends.
(7)     The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)     Prior to fiscal 2024, non-GAAP diluted earnings per share was determined to be the most important financial measure used to link “compensation actually paid” to our NEOs to Company performance. Beginning in fiscal 2024, we have determined that our most important financial measure used to link “compensation actually paid” to our NEOs to Company performance is non-GAAP diluted earnings per share adjusted to include the effects of any out-of-period adjustment, which we refer to as “Adjusted EPS”. Adjusted EPS is our “Company Selected Measure” as defined in the Pay Versus Performance Rules. We use achievement of Adjusted EPS performance to fund our Annual Bonus Plan and allocate awards to reflect brand and operational performance. Adjusted EPS is defined as GAAP diluted earnings per share, excluding or including (i) any extraordinary non-recurring or unusual items, (ii) the effect of any changes in accounting principles affecting the Company’s or a business unit’s reported results, as approved by the Chair of the Compensation Committee, and (iii) the effects of any out-of-period adjustment. “Adjusted EPS” is computed as net earnings, exclusive of certain items as described above, divided by the weighted average number of common shares outstanding plus common stock equivalents for the period. “Common stock equivalents” consists of shares subject to stock-based awards with exercise prices less than or equal to the average market price of our common stock for the period, to the extent their inclusion would be dilutive.
(9)    For fiscal 2025, in determining achievement of Adjusted EPS performance to fund our 2025 Annual Bonus Plan, the only adjustment made to diluted earnings per share was to exclude the impact of the tariffs introduced in 2025, which were not included in the Company’s fiscal 2025 budget.
(10)    For fiscal 2024, in determining achievement of Adjusted EPS performance to fund our 2024 Annual Bonus Plan, the only adjustment made to diluted earnings per share was to exclude $0.29 per share, which represents the impact of the out-of-period freight adjustment of $49 million in the first quarter of fiscal 2024. See Appendix A for a discussion of the out-of-period adjustment.

Tabular Disclosure of Most Important Performance Measures
In accordance with the Pay Versus Performance Rules, the following table lists the five measures that, in the Company’s assessment, represent the most important financial performance measures used to link “compensation actually paid” to the Company’s NEOs, for fiscal year 2025, to Company performance, as further described in our Compensation Discussion and Analysis.

Most Important Performance Measures
•Adjusted EPS
•Revenue (3-year CAGR)
•EPS (3-year CAGR)
•Operating Cash Flow (3-year average)
•Adjusted ROIC (3-year average)

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 65

Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with the Pay Versus Performance Rules, the charts below illustrate how “compensation actually paid” to the NEOs aligns with the Company’s financial performance as measured by Company TSR, net income and Adjusted EPS, as well as a comparison of Company TSR and Peer Group TSR.

Compensation Actually Paid and Company TSR	Compensation Actually Paid and Net Income

Compensation Actually Paid (millions)
$130
$110
$90
$70
$50
$30
$10
-$10
Cumulative TSR
(Value of initial $100 Investment)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$122.02
$102.31
$172.58
$355.00
$349.00
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Williams-Sonoma, Inc. TSR

Compensation Actually Paid (millions)
Net Income (millions)
$130
$110
$90
$70
$50
$30
$10
-$10
$1,300
$1,100
$900
$700
$500
$300
$100
$1,126
$1,128
$950
$1,125
$1,088
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

Compensation Actually Paid and Adjusted EPS	Company TSR and Peer Group TSR(1)

Compensation Actually Paid (millions)
$130
$110
$90
$70
$50
$30
$10
$(10)
Adjusted EPS
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$7.43
$8.27
$7.43
$8.50
$9.57
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Adjusted EPS

$400
$350
$300
$250
$200
$150
$100
$50
$0
Cumulative TSR
(Initial $100 Investment)
$100.00
$122.02
$102.31
$172.58
$355.00
$349.00
$100.00
$108.64
$88.85
$114.73
$161.20
$164.12
1/31/21
1/30/22
1/29/23
1/28/24
2/2/25
2/1/26
Williams-Sonoma, Inc. TSR
Peer Group TSR

(1) As noted above, the Company and the Peer Group TSR assumes an initial fixed investment of $100 on January 31, 2021, the last day of the Company’s 2020 fiscal year, through February 1, 2026, the last day of the Company’s 2025 fiscal year, as well as the reinvestment of dividends.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 66

CEO Pay Ratio
We are required to disclose the annual total compensation of the Chief Executive Officer, the median of the annual total compensation of all employees of the Company and its subsidiaries excluding the Chief Executive Officer, or the Median Employee, and the ratio of those two amounts, or the CEO Pay Ratio, for fiscal 2025. The annual total compensation of our Chief Executive Officer was $33,297,422 in fiscal 2025, as reflected in the Summary Compensation Table above. Based on reasonable estimates, the annual total compensation of the Median Employee was $24,943 for fiscal 2025. Accordingly, for fiscal 2025, the ratio of the annual total compensation of our Chief Executive Officer to the median annual total compensation of all of our other employees was 1,335 to 1. The Median Employee for fiscal 2025 was a part-time sales associate located in Northern California. In preparation for and during our holiday selling season in the fourth quarter of each fiscal year, we hire a substantial number of temporary and seasonal employees, primarily in our retail stores, customer care centers and distribution facilities, who are included in the determination of the median employee. If we exclude permanent part-time, temporary and seasonal employees from our pay ratio calculation, the median annual total compensation of the remaining employees increases to $53,686, which would result in a ratio of 620 to 1.
The annual total compensation used to identify our Median Employee for fiscal 2025 was determined based on all taxable wages earned in fiscal 2025 for each individual who was employed on the last day of the fiscal year. We also converted all relevant employee compensation, on a country-by-country basis, to U.S. dollars based on the applicable exchange rate as of the end of the fiscal year.
Award and Other Equity Committees
Pursuant to its charter and the 2001 Long-Term Incentive Plan, the Compensation Committee may delegate the authority to make non-executive officer grants to two or more Directors, one or more officers of the Company or otherwise in any manner permitted under applicable law. The Compensation Committee does not delegate any of its authority with respect to grants to executive officers and non-employee Directors of the Company. The Compensation Committee delegated to Scott Dahnke, the Chair of the Compensation Committee, and Laura Alber the authority to grant equity to certain non-executive employees within a stated budget in connection with the Company’s annual equity grants for fiscal 2025.
The Compensation Committee also appointed an Incentive Award Committee consisting of Laura Alber and Jeff Howie for fiscal 2025. The Compensation Committee delegated to the Incentive Award Committee the authority to grant equity awards under the Company’s 2001 Long-Term Incentive Plan within certain prescribed limits to non-executive officer employees with a corporate rank at or below Senior Vice President. The Chief Executive Officer believes it is important to provide our associates with long-term incentive vehicles that are directly linked to stockholder return. Granting equity-based incentives aligns the interests of our associates with those of our stockholders and reinforces the Company’s pay-for-performance strategy. This delegation is reviewed by the Compensation Committee annually and includes limitations on the number of shares subject to the grants, both on an individual basis and in the aggregate. Reports of awards made by the Incentive Award Committee are included in the materials presented at the Compensation Committee’s regularly scheduled meetings.
In March 2026, the Board formed a CEO Stock Plan Committee, consisting of Laura Alber, to allow the Chief Executive Officer to approve the acceleration of equity awards in connection with certain associate terminations. The CEO Stock Plan Committee can accelerate the vesting of awards that would vest within 12 months of the date of the associate’s termination for any associate, other than (i) the Chief Executive Officer, (ii) any associate with the title of Executive Vice President or higher who reports directly to the Chief Executive Officer, and (iii) any Section 16 officer. Reports of vesting acceleration made by the CEO Stock Plan Committee are to be included in the materials presented at the Compensation Committee’s regularly scheduled meetings.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 67

Information Concerning Executive Officers
The following table provides certain information about our executive officers as of April 21, 2026. Our executive officers are appointed by and serve at the pleasure of our Board, subject to rights, if any, under employment contracts.

Name	Position with the Company and Business Experience

Laura Alber Age 57	*

Jeff Howie Age 56
•Executive Vice President, Chief Financial Officer since 2022
•Executive Vice President, Chief Administrative Officer, 2021 – 2022
•Executive Vice President, Chief Administrative Officer Pottery Barn Brands, 2017 – 2021
•Executive Vice President, Inventory Management and Brand Finance, Pottery Barn Brands, 2016 – 2017
•Senior Vice President, Finance and Inventory Management, Williams Sonoma Brands, 2013 – 2016
•Senior Vice President, Inventory Management, Pottery Barn Kids and Teen, 2008 – 2013
•Vice President, Inventory Management, Pottery Barn Kids, 2004 – 2008
•Director, Inventory Management, Pottery Barn Kids, 2002 – 2004

Monica Bhargava Age 58
•President, Pottery Barn since 2023
•Chief Design Officer, Pottery Barn, 2020 - 2023
•Executive Vice President, Pottery Barn Product Development, 2012-2020
•Senior Vice President, Pottery Barn Product Development, 2007-2012
•Vice President, Pottery Barn Product Development, 2003-2007
•Director, Pottery Barn Design, 2000-2003

David King Age 57
•Executive Vice President, General Counsel and Secretary since 2017
•Senior Vice President, General Counsel and Secretary, 2011 – 2017
•Vice President, Deputy General Counsel, 2010 – 2011
•Vice President, Associate General Counsel, 2006 – 2010
•Director, Associate General Counsel, 2004 – 2006

Karalyn Yearout Age 51	•Executive Vice President, Chief Talent Officer since 2019 •Chief People Officer, Sephora, 2019 •Senior Vice President, Human Resources, Sephora, 2016 – 2019
*     Biographical information can be found in the table under the section titled “Director Nominee Biographies” beginning on page 6 of this Proxy Statement.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 68

PROPOSAL 3: Ratification of the Selection of Independent Registered Public Accounting Firm
This is a proposal asking stockholders to ratify the selection of Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm for the fiscal year ending January 31, 2027. The Audit and Finance Committee selected Deloitte as our independent registered public accounting firm for the fiscal year ending January 31, 2027, subject to ratification by our stockholders. Although stockholder ratification of our independent registered public accounting firm is not required by law, as a matter of corporate governance, we are requesting that our stockholders ratify such selection.
A Deloitte representative will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.
Deloitte Fees and Services
Deloitte has audited our financial statements since 1980. Based in part upon information provided by Deloitte, the Audit and Finance Committee determined that Deloitte is independent under applicable independence standards. The Audit and Finance Committee has reviewed and discussed the fees billed by Deloitte for services in fiscal 2025, as detailed below, and determined that the provision of non-audit services was compatible with Deloitte’s independence.
Deloitte provided the Company with the following services:
Audit Fees
Deloitte billed approximately $2,800,000 for each of fiscal 2025 and fiscal 2024 for professional services to (i) audit our consolidated financial statements and our internal control over financial reporting included in our Annual Report on Form 10-K, (ii) review our condensed consolidated financial statements included in our quarterly reports on Form 10-Q and (iii) audit our statutory reports for certain of our global entities. This category also includes fees for issuance of consents and review of documents filed with or furnished to the SEC.
Audit-Related Fees
Deloitte billed approximately $136,000 during fiscal 2025 and $123,000 during fiscal 2024 for assurance services, which consisted of limited assurance services for sustainability reporting.
Tax Fees
During fiscal 2025 and 2024, Deloitte did not perform any tax consultation services.
All Other Fees
Deloitte billed a total of approximately $2,000 for each of fiscal 2025 and fiscal 2024, for all other fees. All other fees consisted of license fees related to the use of Deloitte’s online accounting research tool.
During fiscal 2025 and 2024, Deloitte did not perform any prohibited non-audit services for us.
Pre-Approval Policy
All services performed by Deloitte, whether audit or non-audit services, must be pre-approved by the Audit and Finance Committee or a designated member of the Audit and Finance Committee, whose decisions must be reported to the Audit and Finance Committee at its next meeting. Pre-approval cannot be obtained more than one year before performance begins and can be for general classes of permitted services such as annual audit services or consulting services. All fees paid to Deloitte for fiscal 2025 and fiscal 2024 were pre-approved by the Audit and Finance Committee.

Required Vote for this Proposal
To approve this proposal, a majority of voting power entitled to vote thereon, present virtually or represented by proxy, at the Annual Meeting must vote “FOR” this proposal.
If stockholders vote against this proposal, the Audit and Finance Committee will consider interviewing other independent registered public accounting firms. There can be no assurance, however, that it will choose to appoint another independent registered public accounting firm if this proposal is not approved.

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 31, 2027.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 69

Audit and Finance Committee Report
The Audit and Finance Committee oversees the Company’s financial reporting process on behalf of the Board. In meeting these responsibilities, as described under the heading “Corporate Governance—Board Committees,” we perform the following functions:
•Monitor the integrity of the Company’s financial reports, earnings and guidance press releases, and other Company financial information;
•Appoint the independent registered public accounting firm, pre-approve all audit and non-audit services of the independent registered public accounting firm and assess its qualifications and independence;
•Review the performance of the Company’s internal audit function, the Company’s auditing, accounting and financial reporting procedures and the Company’s independent registered public accounting firm;
•Monitor the Company’s compliance with legal and regulatory requirements, in accordance with the Audit and Finance Committee charter;
•Monitor the Company’s system of internal controls and internal control over financial reporting;
•Retain independent legal, accounting or other advisors when necessary and appropriate;
•Review and recommend policies related to dividend, stock repurchase and foreign currency programs;
•Review with management the Company’s cybersecurity and data privacy risk exposures and the steps management has taken to monitor, control or mitigate such exposures; and
•Review with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
In performing these functions, we took the following actions, among other things, related to fiscal 2025:
•Reviewed and discussed the Company’s audited consolidated financial statements for fiscal 2025 and unaudited quarterly condensed consolidated financial statements for fiscal 2025 with management and Deloitte;
•Reviewed, discussed with management and approved the Company’s periodic filings on Forms 10-K and 10-Q;
•Reviewed, discussed with management and approved all Company earnings and guidance press releases;
•Reviewed and discussed the Company’s internal controls over financial reporting with management and Deloitte, including the evaluation framework and subsequent assessment of effectiveness;
•Reviewed and discussed with the Company’s internal audit department the Company’s internal audit plans, the significant internal audit reports issued to management and management’s responses;
•Reviewed and discussed with management and the Company’s internal audit department the Company’s major financial risk exposures, including with regard to legal and regulatory matters, and the Company’s risk assessment and risk management policies;
•Met with Deloitte, with and without management present, to discuss the overall quality of the internal and external audit process and the financial reporting process; and
•Discussed with Deloitte its independence from the Company based on the following: (i) our confirmation that no member of Deloitte’s current or former audit team is or has been employed by the Company in a financial reporting oversight role; (ii) our review of audit and non-audit fees; (iii) our review of critical audit matters; and (iv) the written communications from Deloitte as required by Public Company Accounting Oversight Board, or PCAOB, requirements.
During fiscal 2025, we discussed the following other matters, among other things, with Deloitte:
•Deloitte’s responsibilities in connection with the audit of the Company’s financial statements;
•Deloitte’s annual letter describing its internal quality control procedures;
•Any significant issues arising during the audit and any other matters relating to the conduct of the audit of the Company’s financial statements; and
•Matters required to be discussed pursuant to relevant PCAOB and SEC requirements, including the quality of the Company’s accounting principles, the soundness of significant judgments and the clarity of disclosures in the Company’s financial statements.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 70

The Audit and Finance Committee hereby reports as follows:*
(1)     The Audit and Finance Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte;
(2)     The Audit and Finance Committee has discussed with Deloitte the matters required by the PCAOB and the SEC; and
(3)     The Audit and Finance Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit and Finance Committee concerning independence and has discussed with Deloitte its independence.
Based on the review and discussions referred to in items (1) through (3) above, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2025 for filing with the SEC.

AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Frits van Paasschen, Chair
Esi Eggleston Bracey
Andrew Campion
William Ready

* This report shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 71

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
We have policies in our Code of Business Conduct and Ethics that provide that employees must not engage in any transaction when an employee may face a real or perceived conflict of interest with the Company. Our Code of Business Conduct and Ethics is distributed to all employees on an annual basis and made available throughout the year in our internal document database. It is also available on our website and in print to any stockholder who requests it. In addition, we have in place policies and procedures with respect to related person transactions that provide that our executive officers, Directors and principal stockholders, as well as their immediate family members and affiliates, are not permitted to enter into a related party transaction with us unless (i) the transaction is approved by our Audit and Finance Committee or the disinterested members of our Board or (ii) the transaction involves the service of one of our executive officers or Directors or any related compensation, is reportable under Item 402 of Regulation S-K, and is approved by our Compensation Committee.
For purposes of our related party transaction policy, “related party transaction” has the same meaning as set forth in Item 404 of Regulation S-K and refers to any transaction with the Company in which the amount involved exceeds $120,000 in any calendar year and in which any of our executive officers, Directors and principal stockholders, as well as their immediate family members and affiliates, had, has or will have a direct or indirect material interest.
It is our policy to approve a related party transaction only when it has been determined that such transaction is in, or is not inconsistent with, our best interests and those of our stockholders, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.
From the beginning of fiscal 2025 until the present, there have been no (and there are no currently proposed) related party transactions that are disclosable under Item 404 of Regulation S-K.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 72

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
This table sets forth information regarding the ownership of our common stock as of April 21, 2026 by:
•each person known to us to own more than 5% of our outstanding common stock;
•each Director;
•the Named Executive Officers; and
•all current executive officers and Directors as a group.
Ownership is determined in accordance with the rules of the SEC. The applicable percentage of ownership for each stockholder is based on 117,742,670 shares of common stock outstanding as of April 21, 2026. Unless otherwise noted, the persons listed below have sole voting and investment power. In addition, unless otherwise noted, the address of each stockholder noted in the following table is c/o Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109. Information regarding our non-management 5% stockholders is derived from the most recently available 13G filings.

Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Position with Company	Common Stock	Awards Vesting within 60 days(1)	Total	Percent of Class(2)
BlackRock Inc. 55 East 52nd Street New York, NY 10055	—	11,298,600	—	11,298,600(3)	9.6%
Aristotle Capital Management, LLC 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025	—	9,174,644	—	9,174,644(4)	7.8%
Blackhill Capital, Inc. 161 Madison Avenue Morristown, NJ 07960	—	7,689,036	—	7,689,036(5)	6.5%
State Street Corporation One Congress Street, Suite 1 Boston, MA 02114	—	6,139,477	—	6,139,477(6)	5.2%
Laura Alber	Director, Chief Executive Officer and President	992,294(7)	—	992,294	*
Jeff Howie	Executive Vice President, Chief Financial Officer	34,138	—	34,138	*
Monica Bhargava	President, Pottery Barn Brand	67,042(8)	—	67,042	*
David King	Executive Vice President, General Counsel	116,558(9)	—	116,558	*
Karalyn Yearout	Executive Vice President, Chief Talent Officer	23,351	—	23,351	*
Esi Eggleston Bracey	Director	12,083(10)	1,257	13,340	*
Andrew Campion	Director	2,304(11)	1,257	3,561	*
Scott Dahnke	Director	40,000	2,103	42,103	*
Anne Finucane	Director	9,482(12)	1,280	10,762	*
Arianna Huffington	Director	1,762	1,233	2,995	*
William Ready	Director	18,422(13)	1,304	19,726	*
Frits van Paasschen	Director	31,794	1,391	33,185	*
All current executive officers and Directors as a group (12 persons)	—	1,349,230(14)	9,825	1,359,055	1.1%

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 73

* Less than 1%
(1)Reflects exercisable RSUs vesting within 60 days of April 21, 2026 (prior to withholding of any such shares to satisfy applicable statutory withholding requirements).
(2)Assumes settlement or vesting of awards included in footnote (1) into shares of our common stock with respect to the named individual. Based on 117,742,670 shares outstanding as of April 21, 2026.
(3)The information above and in this footnote is based on information taken from the Schedule 13G/A of BlackRock Inc. filed with the Securities and Exchange Commission on April 17, 2025. BlackRock Inc. has sole voting power with respect to 10,461,554 shares and sole dispositive power with respect to 11,298,600 shares.
(4)The information above and in this footnote is based on information taken from the Schedule 13G/A filed by Aristotle Capital Management, LLC with the Securities and Exchange Commission on February 14, 2024. Aristotle Capital Management, LLC has sole voting power with respect to 9,162,030 shares and sole dispositive power with respect to 9,174,644 shares.
(5)The information above and in this footnote is based on information taken from the Schedule 13G filed by Blackhill Capital, Inc. with the Securities and Exchange Commission on February 13, 2026. Blackhill Capital, Inc. has sole voting and dispositive power with respect to 7,689,036 shares.
(6)The information above and in this footnote is based on information taken from the Schedule 13G filed by State Street Corporation with the Securities and Exchange Commission on November 10, 2025. State Street Corporation has shared voting power with respect to 3,786,135 shares and shared dispositive power with respect to 6,139,477 shares.
(7)Includes 33,770 shares held by Ms. Alber in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on a statement dated April 21, 2026.
(8)Includes 11,798 shares held by Ms. Bhargava in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on a statement dated April 21, 2026.
(9)Includes 475 shares held by Mr. King in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on a statement dated April 21, 2026.
(10)Includes 2,465 fully vested deferred stock units awarded to Ms. Bracey in lieu of her cash compensation for service on our Board during fiscal 2022, fiscal 2024 and fiscal 2025, in accordance with our Director Compensation Policy.
(11)Includes 906 fully vested deferred stock units awarded to Mr. Campion in lieu of his cash compensation for service on our Board during fiscal 2024 and fiscal 2025, in accordance with our Director Compensation Policy.
(12)Includes 1,154 fully vested deferred stock units awarded to Ms. Finucane in lieu of her cash compensation for service on our Board during fiscal 2024 and fiscal 2025, in accordance with our Director Compensation Policy.
(13)Includes 516 fully vested deferred stock units awarded to Mr. Ready in lieu of his cash compensation for service on our Board during fiscal 2021, in accordance with our Director Compensation Policy.
(14)Includes 46,043 shares held by the executive officers in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on statements dated April 21, 2026.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our Directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, Directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of the copies of such forms furnished to us and written representations from these officers and Directors, we believe that all Section 16(a) filing requirements were met during the year ended February 1, 2026, except for one Form 4, filed two days late, related to the vesting of RSUs, for each Section 16 officer, filed on April 10, 2025.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 74

STOCKHOLDER PROPOSALS
Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received by our Secretary at our principal executive offices no later than January 6, 2027 in order to be included in our Proxy Statement for the 2027 Annual Meeting. Under Rule 14a-8 of the Exchange Act, if the date of the 2027 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting, to be included in our Proxy Statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made.
In order to submit a proposal to be raised at the 2027 Annual Meeting that will not be included in our Proxy Statement for the 2027 Annual Meeting, stockholder proposals must comply with our Restated Bylaws. Under our Restated Bylaws a stockholder must give advance notice to our Secretary of any business, including nominations of directors for our Board, that the stockholder wishes to raise at our Annual Meeting. To be timely under our Restated Bylaws, the notice must be received by our Secretary not less than 90 days or more than 120 days prior to June 18, 2027, the anniversary of our 2026 Annual Meeting. Therefore, stockholder proposals must be received by our Secretary at our principal executive offices between February 18, 2027 and March 20, 2027 in order to be raised at our 2027 Annual Meeting.
Under our Restated Bylaws, if the date of the 2027 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals to be brought before the 2027 Annual Meeting must be delivered not later than the 90th day prior to the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.
With respect to a stockholder’s nomination of a candidate for our Board, the stockholder notice to the Secretary must contain certain information as set forth in our Restated Bylaws and described under the section “Corporate Governance—Board Committees—Nominations, Corporate Governance and Social Responsibility Committee” about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the meeting, as well as certain other information as set forth in our Restated Bylaws.
Any stockholder (or group of up to 20 stockholders) meeting our continuous ownership requirements of three percent (3%) or more of our common stock for at least three years who wishes to nominate a candidate or candidates for election in connection with our 2027 Annual Meeting and require us to include such nominees in our Proxy Statement and form of proxy for our 2027 Annual Meeting must submit a notice to our Secretary at our principal executive offices no later than January 6, 2027 and no earlier than December 7, 2026 (i.e., no later than the 120th day and no earlier than the 150th day before the one-year anniversary of the date on which we first mailed our proxy materials for our 2026 Annual Meeting). If the date of the 2027 Annual Meeting is more than 30 days before or after the one-year anniversary of the 2026 Annual Meeting, or the Other Meeting Date, the notice must be received at our principal executive offices not later than the close of business on the later of the 90th day prior to such Other Meeting Date or the 10th day following the date on which public announcement of the date of such meeting is first made by us.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 20, 2027 and comply with the additional requirements of Rule 14a-19(b).
If we receive notice of a matter to come before the 2027 Annual Meeting that is not in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before the Annual Meeting. If such matter is brought before the Annual Meeting, then our proxy card for such meeting will confer upon our proxy holders discretionary authority to vote on such matter.
Stockholder proposals should be sent to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 75

GENERAL INFORMATION
Our Board is soliciting your proxy to vote your shares at our 2026 Annual Meeting of Stockholders to be held on Wednesday, June 18, 2026 at 8:30 a.m. Pacific Time, and for any adjournment or postponement of the meeting. Our Annual Meeting will be held virtually via live webcast. Registration is required online at register.proxypush.com/wsm. Details on how to participate are provided below.
Our Annual Report to Stockholders for the fiscal year ended February 1, 2026, or fiscal 2025, including our financial statements for fiscal 2025, is also included with this Proxy Statement and posted on our website at ir.williams-sonomainc.com/financial-reports-page. The Annual Report, Notice of Internet Availability of Proxy Materials and the Proxy Statement were first made available to stockholders and posted on our website on or about May 6, 2026.
Questions and Answers About the Annual Meeting and Voting
Why are you holding the Annual Meeting virtually?
We will be holding the Annual Meeting virtually to allow stockholders to attend our Annual Meeting without the need to travel. The platform for the virtual Annual Meeting includes functionality that affords validated stockholders substantially the same meeting participation rights and opportunities they would have at an in-person meeting. Stockholders who attend the virtual Annual Meeting by following the instructions below will have the opportunity to vote and submit questions or comments electronically during the Annual Meeting.
How can stockholders attend the virtual Annual Meeting?
If you are a stockholder of record, to attend, vote and submit questions at the virtual Annual Meeting, you must register at register.proxypush.com/wsm. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee (referred to as holding shares “in street name”), you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
On the day of the Annual Meeting, June 18, 2026, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the start of the Annual Meeting. The Annual Meeting will begin promptly at 8:30 a.m. Pacific Time.
If you hold your shares in street name, to attend and submit questions at the virtual Annual Meeting, you must obtain a control number in advance. This is a different number than what is on your voting instruction form. To obtain a control number, follow the instructions provided by your bank, broker or other nominee. Once you have your new control number, please follow the steps set forth above to access the virtual Annual Meeting website.
Will you make a list of the stockholders of record entitled to vote at the 2026 Annual Meeting available?
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for 10 days prior to the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109 to arrange for electronic access to the stockholder list.
What is the purpose of the Annual Meeting?
Stockholders will be asked to vote on the following matters:
(i)The election of our Board;
(ii)An advisory vote to approve executive compensation;

(iii)The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027; and

(iv)Such other business as may properly come before the meeting or any adjournment or postponement of the meeting, including stockholder proposals. At this time, we do not know of any other matters to be brought before the Annual Meeting.
What is the Notice of Internet Availability of Proxy Materials?
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to certain of our stockholders over the Internet. If you received the Notice, by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review the proxy materials and submit your vote on the Internet or by telephone. If you received a Notice by mail and would like to receive a

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 76

printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice.
On the date of mailing of the Notice, all stockholders will have the ability to access all of our proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
Can I receive future proxy materials by e-mail?
Yes. You may choose to receive future proxy materials by e-mail by following the instructions provided on the website referred to in the Notice. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment.
If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Who may vote?
Only stockholders of record as of the close of business on the record date, April 21, 2026, or those with a valid proxy from a bank, broker or other nominee that held our shares on the record date, are entitled to receive notice of and vote on the matters to be considered at the Annual Meeting. Each holder of our common stock will be entitled to one vote for each share of our common stock owned as of the record date. As of the record date, there were 117,742,670 shares of our common stock outstanding and entitled to vote, and there were 255 stockholders of record, which number does not include beneficial owners of shares held in the name of a bank or brokerage firm. We do not have any outstanding shares of any other classes of stock.
How do I vote?
You may vote at the virtual Annual Meeting held via live webcast, electronically by submitting your proxy through the Internet, by telephone or by returning a hard copy of the proxy card before the Annual Meeting. Proxies properly executed, returned to us on a timely basis and not revoked will be voted in accordance with the instructions contained in the proxy. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed proxy will have discretionary authority to vote according to their best judgment.
How do I vote through the Internet or by telephone?
Specific instructions to be followed for voting on the Internet or by telephone are provided below in this Proxy Statement, as well as in the Notice and on the proxy card. The Internet and telephone voting procedures are designed to authenticate your identity as a Williams-Sonoma, Inc. stockholder, allow you to vote your shares and confirm that your instructions have been properly recorded.
Shares Registered Directly in the Name of the Stockholder
If your shares are registered directly in your name in our stock records maintained by our transfer agent, EQ Shareowner Services, then you may vote your shares:
•on the Internet at www.proxypush.com/wsm; or
•by calling EQ Shareowner Services from within the United States at 866-883-3382.
Proxies for shares registered directly in your name that are submitted on the Internet or by telephone must be received before 12:00 p.m. Pacific Time on June 17, 2026.
Shares Held in Street Name
If you hold your shares beneficially in the name of a bank, broker or other nominee (referred to as holding shares “in street name”), you may instruct your broker, bank or other nominee to vote your shares by following the instructions that the broker, bank or other nominee provides to you with the proxy materials. If you do not provide the broker, bank or other nominee with specific voting instructions, the broker, bank or other nominee that holds your shares generally may vote on “routine” proposals but cannot vote on “non-discretionary” (non-routine) proposals.
If you hold your shares in street name, and would like to vote during the virtual Annual Meeting, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you must register in advance at www.proxydocs.com/wsm. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you as part of your registration process.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 77

What if I own shares through participation in the Williams-Sonoma, Inc. Stock Fund?
If you own shares through participation in the Williams-Sonoma, Inc. Stock Fund under our 401(k) Plan, your proxy will serve as voting instructions for the plan trustee, Charles Schwab Trust Bank, with respect to the number of shares credited to your account as of the record date. If you provide voting instructions via your proxy card with respect to your shares held in the Williams-Sonoma, Inc. Stock Fund, the trustee will vote those shares in the manner specified. The trustee will vote any shares for which it does not receive instructions in the same proportion as the shares for which instructions were received by the trustee. To allow sufficient time for the trustee to vote your shares, the trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on June 15, 2026.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet or by telephone and how to request paper copies of the proxy materials.
What if I return my proxy card directly to the Company, but do not provide voting instructions?
If a signed proxy card is returned to us without any indication of how your shares should be voted, votes will be cast “FOR” the election of the Directors named in this Proxy Statement, “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers and “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.
Who may attend the Annual Meeting?
Only stockholders of record as of the record date or those with a valid proxy from a bank, broker or other nominee that held our shares on the record date, are entitled to vote on the matters to be considered at the Annual Meeting.
How many shares must be present to transact business at the Annual Meeting?
Stockholders holding a majority of our outstanding shares as of the record date must be present virtually or by proxy at the Annual Meeting so that we may transact business. This is known as a quorum. Shares that are voted at the Annual Meeting, on the Internet, by telephone or by signed proxy card, and abstentions and broker non-votes, will be included in the calculation of the number of shares considered to be present for purposes of determining whether there is a quorum at the Annual Meeting.
What is a broker non-vote?
The term broker non-vote refers to shares that are held of record by a broker for the benefit of the broker’s clients but that are not voted at the Annual Meeting by the broker on certain “non-routine” matters set forth in New York Stock Exchange, or NYSE, Rule 402.08(B) because the broker did not receive instructions from the broker’s clients on how to vote the shares and, therefore, was prohibited from voting the shares. Brokers and other nominees may vote without instruction only on “routine” proposals. The proposal to ratify Deloitte & Touche LLP as the Company’s independent registered public accounting firm is the only routine proposal on the agenda for our Annual Meeting. The other proposals on the agenda are non-routine. If you hold your shares with a broker or other nominee, they will not be voted on non-routine proposals unless you give voting instructions.
How many votes are needed to elect directors?
Pursuant to a majority voting bylaw adopted by our Board and further described in our Amended and Restated Bylaws, the election of each of the eight director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to each nominee. The number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee for the nominee to be elected as a director to serve until the next annual meeting or until a successor has been duly elected and qualified. Your proxy will be voted in accordance with your instructions. If no instructions are given, the proxy holders will vote “FOR” each of the director nominees. If you hold your shares in street name, it is important to cast your vote if you want it to count in the election of directors. If you hold your shares in street name and you do not instruct your bank or broker how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes and abstentions will have no effect on the outcome of the election.
Pursuant to the resignation policy adopted by our Board and further described in our Corporate Governance Guidelines, any nominee for director who does not receive the affirmative vote of a majority of the votes cast shall promptly tender his or her conditional resignation to our Board following certification of the stockholder vote. The Nominations, Corporate Governance and Social Responsibility Committee will consider the resignation offer and recommend to our Board the action to be taken with respect to the offered resignation. In determining its recommendation, the Nominations, Corporate Governance and Social Responsibility Committee shall consider all factors it deems relevant. Our Board will act on the Nominations, Corporate Governance and Social Responsibility Committee’s recommendation within 90 days following certification of the stockholder vote and will publicly disclose its decision with respect to the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable).
Any director who tenders his or her resignation pursuant to the resignation policy shall not participate in the Nominations, Corporate Governance and Social Responsibility Committee’s recommendation or Board action regarding whether to accept the resignation offer. If each member of the Nominations, Corporate Governance and

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 78

Social Responsibility Committee is required to tender his or her resignation pursuant to the resignation policy in the same election, then the independent directors of our Board who are not required to tender a resignation pursuant to the resignation policy shall consider the resignation offers and make a recommendation to our Board.
To the extent that one or more directors’ resignations are accepted by our Board, our Board in its discretion may determine either to fill such vacancy or vacancies or to reduce the size of the Board within the authorized range.
How many votes are needed to approve Proposals 2 and 3?
Proposals 2 and 3 require the affirmative vote of holders of a majority of voting power entitled to vote thereon, present virtually or represented by proxy, at the Annual Meeting. Proxy cards marked “abstain” will have the effect of an “AGAINST” vote for these proposals. Broker non-votes will have no effect on the outcome of Proposal 2. Because Proposal 3 is a routine proposal, broker non-votes will not be applicable.
The outcome of Proposal 2, the advisory vote on the approval of the compensation of our Named Executive Officers, will not be binding on us or the Board. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Are there any stockholder proposals this year?
No stockholder proposals are included in this Proxy Statement, and we have not received notice of any stockholder proposals to be raised at the Annual Meeting.
What if I want to change my vote(s)?
You may revoke your proxy prior to the close of voting at the Annual Meeting by any of the following methods:
•sending written notice of revocation to our Secretary, which must be received prior to the Annual Meeting;
•sending a signed proxy card bearing a later date, which must be received prior to the Annual Meeting;
•voting by telephone or on the Internet at a later date, but prior to the Annual Meeting; or
•attending the virtual Annual Meeting, revoking your proxy and voting virtually.
What is householding?
Householding is a cost-cutting procedure used by us and approved by the SEC to limit duplicate copies of our proxy materials being printed and delivered to stockholders sharing a household. Under the householding procedure, we send only one Notice or Annual Report and Proxy Statement to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate Notice or Annual Report and Proxy Statement. A separate proxy card is included in the materials for each stockholder of record. A stockholder may notify us that the stockholder would like a separate Notice or Annual Report and Proxy Statement by phone at 415-421-7900 or by mail at the following mailing address: Williams-Sonoma, Inc., Attention: Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. If we receive such notification that the stockholder wishes to receive a separate Notice or Annual Report and Proxy Statement, we will promptly deliver such Notice or Annual Report and Proxy Statement. If you wish to update your participation in householding, you may contact your broker or our mailing agent, Broadridge Investor Communications Solutions, at 866-540-7095.
What if I received more than one proxy card?
If you received more than one proxy card, it means that you have multiple accounts with brokers and/or our transfer agent. You must complete each proxy card in order to ensure that all shares beneficially held by you are represented at the meeting. If you are interested in consolidating your accounts, you may contact your broker or our transfer agent, EQ Shareowner Services, at 800-468-9716.
Who pays the expenses incurred in connection with the solicitation of proxies?
We will pay all of the expenses incurred in preparing, assembling and mailing the Notice or this Proxy Statement and the materials enclosed. We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies at an estimated cost to us of approximately $13,000. Some of our officers or employees may solicit proxies personally or by telephone or other means. None of those officers or employees will receive special compensation for such services.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 79

Note About Forward-Looking Statements
In this proxy statement, the Company has disclosed information which may be considered forward-looking within the meaning of the U.S. federal securities laws. Forward-looking statements may appear throughout this proxy statement, including in the Corporate Governance Section, the Compensation Committee letter and the Compensation Discussion and Analysis. In some cases, you can identify these forward-looking statements by the use of terms such as “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” and “continue to,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to statements regarding our sustainability initiatives, our business opportunities, initiatives, strategy and related actions, and our financial targets and stockholder engagement. For information regarding risks and uncertainties associated with our business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements, please refer to our SEC filings, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of our 2024 Annual Report on Form 10-K. The Company undertakes no obligation to update information in this proxy statement.
Information Referenced in this Proxy Statement
The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.
Availability of Proxy Statement and Annual Report on Form 10-K
Pursuant to SEC rules, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Copies of this Proxy Statement and our Annual Report on Form 10-K, including the financial statements for fiscal 2025 as filed with the SEC, are available at our website at ir.williams-sonomainc.com/financial-reports-page and upon written request and without charge to any stockholder by writing to: Williams-Sonoma, Inc., Attention: Annual Report Administrator, 3250 Van Ness Avenue, San Francisco, California 94109.

San Francisco, California
May 6, 2026

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page 80

APPENDIX A
Adjusted Return on Invested Capital (“Adjusted ROIC”)
We believe that Adjusted ROIC is a useful financial ratio for investors in evaluating the efficiency and effectiveness of the capital we have invested in our business to generate returns over time. Our Adjusted ROIC calculation excludes certain items that we do not consider representative of our operating performance.
Adjusted ROIC is not a measure of financial performance under GAAP and should be considered in addition to, and not as a substitute for net earnings, total assets or other GAAP financial measures. Our method of calculating a non-GAAP financial ratio may differ from other companies’ methods and therefore may not be comparable to those used by other companies. We also present the financial ratio calculated using the most directly comparable GAAP measures and refer to this as Return on Invested Capital (“ROIC”). The following tables reconcile ROIC to Adjusted ROIC:

Numerator (using the most directly comparable GAAP measures):
	For the Fiscal Year Ended
(In thousands)	February 1, 2026	February 2, 2025
Operating income	$1,415,722	$1,430,184
Income tax [1]	(355,346)	(347,535)
Operating income after tax	$1,060,376	$1,082,649

1Reflects a hypothetical provision for income taxes on operating income, using the Company’s effective tax rates of 25.1% for fiscal 2025 and 24.3% for fiscal 2024.

Numerator (adjusted):
	For the Fiscal Year Ended
(In thousands)	February 1, 2026	February 2, 2025
Operating income	$1,415,722	$1,430,184
Out-of-period Freight Adjustment [1]	—	(48,972)
Operating lease costs [2]	310,736	299,105
Income tax adjustment [3]	(433,341)	(408,317)
Adjusted operating income after tax	$1,293,117	$1,272,000

1During Q1 2024, we determined that we over-recognized freight expense in fiscal 2021, 2022 and 2023. Therefore, we recorded an out-of-period adjustment to reduce cost of goods sold. We believe this is not related to the operations of fiscal 2024.

2We adjust for operating lease costs to align with the metrics we use to determine certain components of management compensation.
3Adjustment reflects a hypothetical provision for income taxes using the Company’s effective tax rates of 25.1% for fiscal 2025 and 24.3% for fiscal 2024.

Denominator:
	As of
(In thousands, except percentages)	February 1, 2026	February 2, 2025	January 28, 2024
Total assets	$5,411,912	$5,301,607	$5,273,548
Total current liabilities	(1,954,130)	(1,911,974)	(1,880,315)
Cash in excess of $200 million	(819,801)	(1,012,977)	(1,062,007)
Invested capital	$2,637,981	$2,376,656	$2,331,226

Average invested capital	$2,507,319	$2,353,941

ROIC	42.3%	46.0%
Adjusted ROIC	51.6%	54.0%

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page A-1

Appendix A
First Quarter 2024 Out-of-Period Freight Adjustment
Subsequent to the filing of our fiscal 2023 Form 10-K, in April 2024, we determined that we over-recognized freight expense in fiscal 2021, 2022 and 2023 for a cumulative amount of $49 million. We evaluated the error, both qualitatively and quantitatively, and determined that no prior interim or annual periods were materially misstated. We then evaluated whether the cumulative amount of the over-accrual was material to our projected fiscal 2024 results, and determined the cumulative amount was not material. Therefore, our Consolidated Financial Statements for fiscal 2024 include an out-of-period adjustment of $49 million, recorded in the first quarter of fiscal 2024, to reduce cost of goods sold and accounts payable, which corrected the cumulative error on the balance sheet as of January 28, 2024.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Page A-2

WILLIAMS-SONOMA, INC.

Shareowner Services

P.O. Box 64945, St. Paul, MN 55164-0945

Address Change? Mark box, sign and indicate changes below: ☐

TO VOTE BY INTERNET OR PHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE AND RETURN THIS PROXY CARD.

The Board of Directors recommends a vote "FOR" the election of the named directors and "FOR" Proposal 2 and Proposal 3.

1. Election of directors:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Laura Alber	☐	☐	☐	05 Anne Finucane	☐	☐	☐
02 Esi Eggleston Bracey	☐	☐	☐	06 Arianna Huffington	☐	☐	☐

Please fold here – Do not separate

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
03 Andrew Campion	☐	☐	☐	07 William Ready	☐	☐	☐
04 Scott Dahnke	☐	☐	☐	08 Frits van Paasschen	☐	☐	☐

2. An advisory vote to approve executive compensation ☐ For ☐ Against ☐ Abstain

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION "FOR" THE ELECTION OF THE NAMED DIRECTORS AND "FOR" PROPOSAL 2 AND PROPOSAL 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED IN THE PROXY.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Proxy Card

WILLIAMS-SONOMA, INC.

ANNUAL MEETING OF STOCKHOLDERS

To register for the virtual meeting, please follow the instructions below:

- Visit **register.proxypush.com/wsm** on your smartphone, tablet or computer.
- As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.
- After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.

proxy

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of Williams-Sonoma, Inc. (the "Company") hereby appoints Laura Alber and Jeffrey Howie, and each of them (the "Named Proxies"), with full power of substitution to each, true and lawful attorneys, agents, and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned on April 21, 2026, at the 2026 Annual Meeting of Stockholders of the Company, to be held on Thursday, June 18, 2026, at 8:30 a.m. (Pacific Time), and any adjournments or postponements thereof.

This Proxy when properly signed will be voted in the manner directed on this Proxy by the undersigned. If no direction is made, this Proxy will be voted "FOR" the election of the named directors and "FOR" Proposal 2 and Proposal 3.

(Please date and sign on reverse side.)

Vote by Internet, Phone or Mail
24 Hours a Day, 7 Days a Week

Your Internet or Phone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	PHONE	MAIL
www.proxypush.com/wsm	**1-866-883-3382**	Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by June 17, 2026, 12:00 p.m. (Pacific Time).

If you vote your proxy by Internet or by Phone, you do NOT need to mail back your Proxy Card.

Williams-Sonoma, Inc. | 2026 Proxy Statement | Proxy Card